                                                                    Exhibit 10.7



                                STATE OF ILLINOIS
                            DEPARTMENT OF PUBLIC AID

                     CONTRACT FOR FURNISHING HEALTH SERVICES
                                      BY A
                         HEALTH MAINTENANCE ORGANIZATION

                                  APRIL 1, 2000

                        ILLINOIS DEPARTMENT OF PUBLIC AID
                          DIVISION OF MEDICAL PROGRAMS
                             BUREAU OF MANAGED CARE
                           201 SOUTH GRAND AVENUE EAST
                        SPRINGFIELD, ILLINOIS 62763-0001

                                    ANN PATLA
                                    DIRECTOR

                           MATT POWERS, ADMINISTRATOR
                          DIVISION OF MEDICAL PROGRAMS

                                TABLE OF CONTENTS

                                                                                                                   PAGE(s)
                                                                                                                   -------

Article I

Definitions...........................................................................................................2

Article II

Terms and Conditions..................................................................................................8
2.1         Specification.............................................................................................8
2.2         Rules of Construction.....................................................................................8
2.3         Performance of Services and Duties........................................................................9
2.4         Language Requirements.....................................................................................9

            (a)         Key Oral Contacts.............................................................................9
            (b)         Written Material.............................................................................10

2.5         List of Individuals in an Administrative Capacity........................................................10
2.6         Certificate of Authority.................................................................................10
2.7         Obligation to Comply with other Laws ....................................................................10

Article III

Eligibility..........................................................................................................12
3.1         Determination of Eligibility.............................................................................12
3.2         Enrollment Generally.....................................................................................12
3.3         Enrollment Limits........................................................................................12
3.4         Expansion to Other Contracting Areas.....................................................................13

Article IV

Enrollment, Coverage and Termination of Coverage.....................................................................14
4.1         Enrollment Process.......................................................................................14
4.2         Initial Coverage.........................................................................................16
4.3         Period of Enrollment.....................................................................................17
4.4         Termination of Coverage..................................................................................17
4.5         Preexisting Conditions and Treatment.....................................................................19
4.6         Continuity of Care.......................................................................................19
4.7         Change of Site and Primary Care Provider or Women's Health Care Provider.................................19

Article V

Duties of Contractor.................................................................................................21
5.1         Services.................................................................................................21

            (a)         Amount, Duration and Scope of Coverage.......................................................21
            (b)         Enumerated Covered Services..................................................................21
            (c)         Behavioral Health Services...................................................................22
            (d)         Services to Prevent Illness and Promote Health...............................................23

            (e)         Exclusions from Covered Services.............................................................24
            (f)         Limitations on Covered Services..............................................................24
            (g)         Right of Conscience..........................................................................25
            (h)         Emergency Services...........................................................................25
            (i)         Post-Stabilization Services..................................................................26
            (j)         Additional Services or Benefits..............................................................26
            (k)         Telephone Access.............................................................................27
            (l)         Pharmacy Formulary...........................................................................27
5.2         Certified Local Health Department Services...............................................................28
5.3         Marketing................................................................................................29
5.4         Inappropriate Activities.................................................................................34
5.5         Obligation to Provide Information .......................................................................35
5.6         Quality Assurance, Utilization Review and Peer Review....................................................36
5.7         Physician Incentive Plan Regulations.....................................................................37
5.8         Prohibited Affiliations..................................................................................37
5.9         Records..................................................................................................38
            (a)         Maintenance of Business Records..............................................................38
            (b)         Availability of Business Records.............................................................38
            (c)         Patient Records..............................................................................38

5.10        Computer System Requirements ............................................................................39
5.11        Regular Report and Submission Requirements...............................................................40
5.12        Health Education.........................................................................................45
5.13        Required Minimum Standards of Care.......................................................................46
            (a)         Healthy Kids/EPSDT Services to Beneficiaries Under Twenty-One (21) Years.....................46
            (b)         Preventive Medicine Schedule (Services to Beneficiaries Twenty-One (21) Years of Age and
                        Over)........................................................................................47
            (c)         Maternity Care...............................................................................50
            (d)         Complex and Serious Medical Conditions.......................................................51
            (e)         Access Standards.............................................................................51
            (f)         Linkages to Other Services...................................................................52
5.14        Choice of Physicians.....................................................................................53
5.15        Timely Payments to Providers.............................................................................53
5.16        Grievance Procedure and Beneficiary Satisfaction Survey..................................................54
5.17        Provider Agreements and Subcontracts.....................................................................55

5.18        Site Registration and Primary Care Provider/Women's Health Care Provider Approval and Credentialing......57
5.19        Advance Directives.......................................................................................58
5.20        Fees to Beneficiaries Prohibited.........................................................................58
5.21        Fraud and Abuse Procedures...............................................................................58
5.22        Beneficiary-Provider Communications......................................................................59

Article VIDuties of the Department...................................................................................61
6.1         Enrollment...............................................................................................61
6.2         Payment..................................................................................................61
6.3         Limitation of Payment by the Department..................................................................61
6.4         Department Review of Contractor Materials................................................................61
6.5         Eligible Enrollee Education Program......................................................................62

Article VII

Payment and Funding..................................................................................................63
7.1         Payment Rates............................................................................................63
7.2         Adjustments..............................................................................................64
7.3         Copayments under KidCare.................................................................................64
7.4         Availability of Funds....................................................................................64
7.5         Hold Harmless............................................................................................65
7.6         Payment in Full..........................................................................................65

Article VIII

Term Renewal and Termination.........................................................................................66
8.1         Term.....................................................................................................66
8.2         Continuing Duties in the Event of Termination............................................................66
8.3         Termination With and Without Cause.......................................................................66
8.4         Automatic Termination....................................................................................67
8.5         Reimbursement in the Event of Termination................................................................67

Article IX

General Terms........................................................................................................68
9.1         Records Retention, Audits, and Reviews...................................................................68
9.2         Nondiscrimination........................................................................................69
9.3         Confidentiality of Information...........................................................................69
9.4         Notices..................................................................................................70
9.5         Required Disclosures.....................................................................................70
            (a)         Conflict of Interest.........................................................................70
            (b)         Disclosure of Interest.......................................................................71

9.6         HCFA Prior Approval......................................................................................72
9.7         Assignment...............................................................................................72
9.8         Similar Services.........................................................................................72
9.9         Amendments...............................................................................................72
9.10        Sanctions ...............................................................................................73
            (a)         Failure to Report or Submit .................................................................73
            (b)         Failure to Submit Encounter Data.............................................................73
            (c)         Failure to Meet Minimum Standards of Care....................................................74
            (d)         Imposition of Prohibited Charges.............................................................74
            (e)         Misrepresentation or Falsification of Information............................................74

            (f)         Failure to Comply with the Physician Incentive Plan Requirements.............................74
            (g)         Failure to Meet Access Standards.............................................................75
            (h)         Failure to Provide Covered Services..........................................................75
            (i)         Discrimination Related to Pre-Existing Conditions............................................75
            (j)         Pattern of Marketing Failures................................................................75
            (k)         Other Failures...............................................................................75
9.11        Sale or Transfer.........................................................................................76
9.12        Coordination of Benefits for Beneficiaries...............................................................76
9.13        Agreement to Obey All Laws...............................................................................77
9.14        Severability.............................................................................................77
9.15        Contractor's Disputes With Other Providers...............................................................77
9.16        Choice of Law............................................................................................77
9.17        Debarment Certification..................................................................................77
9.18        Child Support, State Income Tax and Student Loan Requirements............................................78
9.19        Payment of Dues and Fees.................................................................................78
9.20        Federal Taxpayer Identification..........................................................................78
9.21        Drug Free Workplace......................................................................................78
9.22        Lobbying.................................................................................................78
9.23        Early Retirement  .......................................................................................79
9.24        Sexual Harassment  ......................................................................................79
9.25        Independent Contractor  .................................................................................79
9.26        Solicitation of Employees  ..............................................................................80
9.27        Nonsolicitation..........................................................................................80
9.28        Ownership of Work Product................................................................................80
9.29        Bribery Certification....................................................................................81
9.30        Nonparticipation in International Boycott................................................................81
9.31        Computational Error......................................................................................81
9.32        Survival of Obligations..................................................................................81
9.33        Clean Air Act and Clean Water Act Certification..........................................................81
9.34        Non-Waiver...............................................................................................82
9.35        Notice of Change in Circumstances........................................................................82
9.36        Public Release of Information............................................................................82
9.37        Payment in Absence of Federal Financial Participation....................................................82
9.38        Employment Reporting.....................................................................................82
9.39        Certification of Participation...........................................................................83
9.40        Indemnification..........................................................................................83
9.41        Gifts....................................................................................................83
9.42        Business Enterprise for Minorities, Females and Persons with Disabilities................................84


Attachment I - Rate Sheets
Attachment II -      KidCare Participation Option
Attachment III -     Drug Free Workplace Agreement

Attachment IV -     Business Enterprise Program Contracting Goal
Exhibit A -         Quality Assurance
Exhibit B -         Utilization Review/Peer Review
Exhibit C -         Summary of Required Reports
Exhibit D -         Summary of Required Submissions
Exhibit E -         Encounter Data Format Requirements

                                STATE OF ILLINOIS
                            DEPARTMENT OF PUBLIC AID

                     CONTRACT FOR FURNISHING HEALTH SERVICES

            THIS CONTRACT FOR FURNISHING HEALTH SERVICES ("Contract") made, pursuant to Section 5-11 of the Illinois Public Aid Code (305 ILCS 5/5-11), is by and between the ILLINOIS DEPARTMENT OF PUBLIC AID ("Department"), acting by and through its Director, and AMERICAID ILLINOIS, INC. d/b/a/ AMERICAID COMMUNITY CARE ("Contractor"), who certifies that it is a Health Maintenance Organization and whose principal office is located at 211 W. Wacker Drive, Suite 1350, Chicago, Illinois 60606.

                                    RECITALS

            WHEREAS, the Contractor is a Health Maintenance Organization operating pursuant to a Certificate of Authority issued by the Illinois Department of Insurance and wishes to provide Covered Services to Eligible Enrollees (as defined herein);

            WHEREAS, the Department, pursuant to the laws of the State of Illinois, provides for medical assistance under the Medical Assistance Program or KidCare to Participants wherein Eligible Enrollees may enroll with the Contractor to receive Covered Services; and

            WHEREAS, the Contractor warrants that it is able to provide and/or arrange to provide the Covered Services set forth in this Contract to Beneficiaries under the terms and conditions set forth herein;

            NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows:

                                   Article I

                                      DEFINITIONS

            The following terms as used in this Contract and the attachments, exhibits and amendments hereto shall be construed and interpreted as follows, unless the context otherwise expressly requires a different construction and interpretation:

ABUSE means a manner of operation that results in excessive or unreasonable costs to the Federal and/or State health care programs.

ADMINISTRATIVE RULES means the rules promulgated by the Department governing the Medical Assistance Program or KidCare.

AFFILIATED means associated with another party for the purpose of providing health care services under a Contractor's Plan pursuant to a contract or other form of written agreement.

AUTHORIZED PERSON means a representative of the Office of Inspector General for the Department, the Illinois Medicaid Fraud Control Unit, the United States Department of Health and Human Services, a representative of other State and federal agencies with monitoring authority related to the Medical Assistance Program or KidCare, and a representative of any QAO under contract with the Department.

BENEFICIARY means any Eligible Enrollee whose coverage under the Plan has begun and remains in effect pursuant to this Contract.

CAPITATION means the reimbursement arrangement in which a fixed rate of payment per Beneficiary per month is made to the Contractor for the performance of all of the Contractor's duties and obligations pursuant to this Contract.

CASE means individuals who have been grouped together and assigned a common identification number by the Department or the Department of Human Services of which at least one individual in that grouping has been determined by the Department to be an Eligible Enrollee. An individual is added to a Case when the Client Information System maintained by the Illinois Department of Human Services reflects the individual is in the Case.

CERTIFIED LOCAL HEALTH DEPARTMENT means a local government agency that administers health-related programs and services within its jurisdiction and that has been certified by the Illinois Department of Public Health pursuant to 77 Ill. Adm. Code 600.

CONTRACT means this document, inclusive of all attachments, exhibits, schedules and any subsequent amendments hereto.

CONTRACTING AREA means the area(s) from which the Contractor may enroll Eligible Enrollees as set forth in Attachment I.

COVERED SERVICES means those benefits and services described in Article V,
Section 5.1.

EARLY INTERVENTION means the program described at 325 ILCS 20/1 et seq., which authorizes the provision of services to infants and toddlers, birth through two years of age, who have a disability due to developmental delay or a physical or mental condition that has a high probability of resulting in developmental delay or being at risk of having substantial developmental delays due to a combination of serious factors.

EFFECTIVE DATE shall be April 1, 2000.

ELIGIBLE ENROLLEE means a Participant, except one who:

       - is receiving Medical Assistance under Aid to the Aged, Blind and Disabled; as provided by Title XIX of the Social Security Act (42 U.S.C. Section 1383c) and 305 ILCS 5/3-1 et seq.


       - is eligible only through the Transitional Assistance (305 ILCS 5/6-11) or Refugee Assistance Programs under Title XIX of the Social Security Act (42 U.S.C. 1396 et seq.;

              is age 19 or older and eligible only through the State Family and Children Assistance Program (305 ILCS 5/6-11);

       - whose care is subsidized by the Department of Children and Family Services;

       - is residing in a long term care facility including State of Illinois operated facilities;

       - has Medicare coverage under Title XVIII of the Social Security Act (42 U.S.C. 1395 et seq.);

       - has significant medical coverage through a third party for Medical Assistance Participants;

       - is eligible only through the Medicaid Presumptive Eligibility for Pregnant Women program under Title XIX of the Social Security Act (42 U.S.C. 1396r-1);

       - is eligible for Medical Assistance only through meeting a spend-down obligation;

       -      is a non-citizen receiving only emergency Medical Assistance; or

              is identified with an "R" in the eighth position of a Case identification number.

EMERGENCY SERVICES means the provision of those inpatient and outpatient health care services that are Covered Services, including transportation, needed to evaluate or stabilize an Emergency Medical Condition that are furnished by a Provider qualified to furnish emergency services.

EMERGENCY MEDICAL CONDITION means a medical condition manifesting itself by acute symptoms of sufficient severity (including, but not limited to, severe pain) such that a prudent lay person, who possesses an average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in (i) placing the health of the individual (or, with respect to a pregnant woman, the health of the woman or her unborn child) in serious jeopardy, (ii) serious impairment to bodily functions, or (iii) serious dysfunction of any bodily organ or part.

ENCOUNTER means an individual service or procedure provided to a Beneficiary that would result in a claim if the service or procedure were to be reimbursed fee-for-service under the Medical Assistance Program or KidCare.

ENCOUNTER DATA means the compilation of data elements, as specified by the Department in written notice to the Contractor, identifying an Encounter that includes information similar to that required in a claim for fee-for-service payment under the Medical Assistance Program or KidCare.

ENROLLMENT means the completion and signing of any necessary Enrollment forms by or on behalf of an Eligible Enrollee in accordance with Enrollment procedures prescribed in this Contract and concurrent or subsequent entry of the Eligible Enrollee's Site selection, by the Department, into its database.

FAMILY CASE MANAGEMENT PROVIDER means any agency contracting with the Illinois Department of Human Services or its successor agency to provide Family Case Management Services.

FAMILY CASE MANAGEMENT SERVICES means the program described at 77
Ill. Adm. Code 630.220.

FEDERALLY QUALIFIED HEALTH CENTER or FQHC means a health center that meets the requirements of 89 Ill. Adm. Code 140.461(d).

FRAUD means knowing and willful deception or misrepresentation, or a reckless disregard of the facts, with the intent to receive an unauthorized benefit.

HCFA means the Health Care Financing Administration under the United States Department of Health and Human Services.

HEALTHY KIDS/EPSDT means the Early and Periodic, Screening, Diagnostic and Treatment services provided to children under Title XIX of the Social Security Act (42 U.S.C. Section 1396, et seq.).

INELIGIBLE PERSON means a Person which: (i) is or has been terminated, barred, suspended or otherwise excluded from participation in or has voluntarily withdrawn as the result of a settlement agreement in any program under federal law including any program under Titles XVIII, XIX, XX or XXI of the Social Security Act; (ii) has not been reinstated in the Medical Assistance Program or Federal health care programs after a period of exclusion, suspension, debarment, or ineligibility; or (iii) has been convicted of a criminal offense related to the provision of health care items or services in the last ten (10) years.

KIDCARE means the program operated pursuant to the Children's Health Insurance Program Act (215 ILCS 106/1 et seq.), but not including the program operated pursuant to Subsection 25(a)(1) of the Children's Health Insurance Program Act (215 ILCS 106/25(a)(1)).

MCO means a "managed care organization" that is a federally qualified HMO that meets the advance directives requirements of subpart I of part 489 of 42 C.F.R. or any public or private entity that meets the advance directives requirements set forth in Article V, Section 5.19 and is determined to meet the following conditions: i) is organized primarily for the purpose of providing health care services, ii) makes the services it provides to its Medicaid beneficiaries as accessible (in terms of timeliness, amount, duration and scope) as those services are to other Medicaid participants within the area served by the entity and iii) meets the solvency standards of regulations promulgated under 42 C.F.R.
Part 438.

MAG BENEFICIARY means any Participant who is an Eligible Enrollee with a Case identification number in which the first two digits are 04 or 06.

MANG BENEFICIARY means any Participant who is an Eligible Enrollee with a Case identification number in which the first two digits are 94, 96 or 07.

MARKETING means any activities, procedures, materials, information or incentives used to encourage or promote the Enrollment of Eligible Enrollees with the Contractor.

MARKETING MATERIALS means materials that are produced in any medium, by or on behalf of an MCO, are used by the MCO to communicate with Eligible Enrollees or Beneficiaries, and can reasonably be interpreted as intended to influence them to enroll in that particular MCO.

MEDICAL ASSISTANCE OR MEDICAL ASSISTANCE PROGRAM means the Illinois Medical Assistance Program administered under Article V of the Illinois Public Aid Code (305 ILCS 5/5-1 et seq.) or its successor program and Title XIX of the Social Security Act (42 U.S.C. 1396 et seq.) and Section 12-4.35 of the Illinois Public Aid Code (305 ILCS 5/12-4.35).

OFFICE OF INSPECTOR GENERAL OR OIG means the Office of Inspector General for the Illinois Department of Public Aid as set forth in 305 ILCS 5/12-13.1.

PARTICIPANT means any individual receiving benefits under Medical Assistance or KidCare.

PERSON means any individual, corporation, proprietorship, firm, partnership, limited liability company, limited partnership, trust, association, governmental authority or other entity, whether acting in an individual, fiduciary or other capacity.

PERSON WITH AN OWNERSHIP OR CONTROLLING INTEREST means a Person that: has a direct or indirect, singly or in combination, ownership interest equal to five percent (5%) or more in the Contractor; owns an interest of five percent (5%) or more in any mortgage, deed of trust, note or other obligations secured by the Contractor if that interest equals at least five percent (5%) of the value of the property or assets of the Contractor; is an officer or director of a Contractor that is organized as a corporation, is a member of the Contractor that is organized as a limited liability company or is a partner in the Contractor that is organized as a partnership.

PHYSICIAN means a person licensed to practice medicine in all its branches under the Medical Practice Act of 1987.

PLAN means the Contractor's program for providing Covered Services pursuant to this Contract.

POST-STABILIZATION SERVICES means medically necessary non-emergency services furnished to a Beneficiary after the Beneficiary is stabilized following an Emergency Medical Condition.

PRELISTING REPORT means the information that the Department provides to the Contractor prior to the first day of each month of coverage that reflects changes in Enrollment subsequent to the last monthly payment and that applies to coverage for the following month.

PRIMARY CARE PROVIDER means a Physician, specializing by certification or training in obstetrics, gynecology, general practice, pediatrics, internal medicine or family practice who agrees to be responsible for directing, tracking and monitoring the health care needs of, and authorizing and coordinating care for, Beneficiaries.

PROSPECTIVE BENEFICIARY means an Eligible Enrollee who has begun the process of Enrollment with the Contractor but whose coverage under the Plan has not yet begun.

PROVIDER means a Person who is approved by the Department to furnish medical, educational or rehabilitative services to Participants under the Medical Assistance Program.

QAO means a "Quality Assurance Organization" that is the Department's external quality review organization under contract to perform quality oversight and monitoring, medical record reviews and technical assistance for managed care.

REMITTANCE ADVICE means the list that will be supplied to the Contractor with each monthly payment. The Remittance Advice will list each Beneficiary for whom payment is being made.

SITE means any contracted Provider (IPA, PHO, FQHC, individual physician, physician groups, etc.) through which the Contractor arranges the provision of primary care to Beneficiaries.

STABILIZATION OR STABILIZED means, with respect to an Emergency Medical Condition, to provide such medical treatment of the Emergency Medical Condition as may be necessary to assure, within reasonable medical probability, that no material deterioration of the condition is likely to result upon discharge or transfer to another facility.

STATE means the State of Illinois.

TITLE X FAMILY PLANNING PROVIDER means an agency that receives grants from the Illinois Department of Human Services to provide comprehensive family planning services pursuant to Title X of the Public Health Services Act, 42 U.S.C. 300 and 77 Ill. Adm. Code 635.

WOMEN'S HEALTH CARE PROVIDER means a Physician, specializing by certification or training in obstetrics, gynecology or family practice.

                                   ARTICLE II

                              TERMS AND CONDITIONS

2.1         SPECIFICATION

            This Contract is for the delivery of Covered Services to Beneficiaries and the administrative responsibilities attendant thereto. The terms and conditions of this Contract, along with the applicable Administrative Rules and the Departmental materials described in this Article II, Section 2.3 below, shall constitute the entire and present agreement between the parties. This Contract, including all attachments, exhibits and amendments constitutes a total integration of all rights, benefits and obligations of both parties for the performance of all duties and obligations hereunder including, but not limited to, the provision of, and payment for Covered Services under this Contract. This Contract is contingent upon receipt of approval from HCFA.

            There are no extrinsic conditions or collateral agreements or undertakings of any kind. It is the express intention of both the Department and the Contractor that any and all prior or contemporaneous agreements, promises, negotiations or representations, either oral or written, except as provided herein are to have no force, effect or legal consequences of any kind, nor shall any such agreements, promises, negotiations or representations, either oral or written, have any bearing upon this Contract or the duties or obligations hereunder. This Contract and any amendment hereto shall be deemed the full and final expression of the parties' agreement.

2.2         RULES OF CONSTRUCTION

            (a)         Unless the context otherwise requires:

                        (1) Provisions apply to successive events and transactions;

                        (2)  "Or" is not exclusive;

                        (3) Unless otherwise specified, references to statutes, regulations, and rules include subsequent amendments and successors thereto;

                        (4) The various headings of this Contract are provided for convenience only and shall not affect the meaning or interpretation of this Contract or any provision hereof;

                        (5) If any payment or delivery hereunder between the Contractor and the Department shall be due on any day that is not a business day, such payment or delivery shall be made on the next succeeding business day;

                        (6) Words in the plural that should be singular by context shall be so read, and words in the singular shall be read as plural where the context dictates;

                        (7)  Days shall mean calendar days unless
                             otherwise designated by the context; and

                        (8) References to masculine or feminine pronouns shall be interchangeable where the context requires.

            (b) References in the Contract to Eligible Enrollee, Prospective Beneficiary and Beneficiary shall include the parent, caretaker relative or guardian where such Eligible Enrollee, Prospective Beneficiary or Beneficiary is a minor child or an adult for whom a guardian has been named.

2.3         PERFORMANCE OF SERVICES AND DUTIES

            The Contractor shall perform all services and other duties as set forth in this Contract in accordance with, and subject to, the Administrative Rules and Departmental materials, including, but not limited to, Departmental policies, Department Provider Notices, Provider Handbooks and any other rules and regulations that may be issued or promulgated from time to time during the term of this Contract. The Department shall provide copies of such materials to the Contractor upon the Contractor's written request, if such are in existence upon the Effective Date, or upon issuance or promulgation if issued or promulgated after the Effective Date. Changes in such materials after the Effective Date shall be binding on the parties hereto but shall not be considered amendments to the Contract. To the extent the Department proposes a change in policy that may have a material impact on the Contractor's ability to perform under this Contract, the proposed change will be subject to good faith negotiations between both parties before it shall be binding pursuant to this Article II, Section 2.3.

2.4         LANGUAGE REQUIREMENTS

            (a)   Key Oral Contacts

                  The Contractor shall conduct key oral contacts with Eligible Enrollees, Prospective Beneficiaries or Beneficiaries in a language the Eligible Enrollees, Prospective Beneficiaries and Beneficiaries understand. Where the language is other than English, the Contractor shall offer and, if accepted by the Eligible Enrollee, Prospective Beneficiary or Beneficiary, shall supply interpretive services. Such services may not be rendered by any individual who is under the age of eighteen (18). Key oral contacts include, but are not limited to:
                  Marketing contacts; enrollment communications; explanations of benefits; Site, Primary Care and Women's Health Care Provider selection activity; educational information; telephone calls to the toll-free hotline(s) described in Article V, Section 5.1(k); and face-to-face encounters with Providers rendering care.

            (b)   Written Material

                  Written materials described herein that are to be provided to Eligible Enrollees, Prospective Beneficiaries or Beneficiaries shall be easily understood by individuals who have a sixth grade reading level. If five percent (5%) or more (according to Census Bureau data as determined by the Department) of those low income households in the relevant Department of Human Services local office area are of a single-language minority, the Contractor's written materials provided to Eligible Enrollees, Prospective Beneficiaries or Beneficiaries must be available in that language as well as English. Translations of written material are subject to prior approval by the Department and must be accompanied by a certification that the translation is accurate and complete. Written materials, as described herein, shall mean Marketing Materials, Beneficiary Handbooks and any information or notices required to be distributed to Eligible Enrollees, Prospective Beneficiaries or Beneficiaries by the Department or regulations promulgated from time to time under 42 C.F.R. Part 438.

2.5         LIST OF INDIVIDUALS IN AN ADMINISTRATIVE CAPACITY

            Upon execution of this Contract, the Contractor shall provide the Department with a list of individuals who have responsibility for monitoring and ensuring the performance of each of the duties and obligations under this Contract. This list shall be updated throughout the term of this Contract as necessary and as changes occur, and written notice of such changes shall be given to the Department within ten (10) business days of such changes occurring.

2.6         CERTIFICATE OF AUTHORITY

            The Contractor must obtain and maintain during the term of the Contract a valid Certificate of Authority as a Health Maintenance Organization under 215 ILCS 125/1-1, et seq..

2.7         OBLIGATION TO COMPLY WITH OTHER LAWS

            No obligation imposed herein on the Contractor shall relieve the Contractor of any other obligation imposed by law or regulation, including, but not limited to, those imposed by The Managed Care Reform and Patient Rights Act (215 ILCS 134/1 et seq.), the federal Balanced Budget Act of 1997 (Public Law 105-33) and regulations promulgated by the Illinois Department of Insurance, the Illinois Department of Public Health or HCFA. The Department shall report all information it receives indicating a violation of a law or regulation to the appropriate agency.

            If the Contractor believes that it is impossible to comply with a provision of this Contract because of a contradictory provision of applicable State or federal law, the Contractor shall immediately notify the Department. The Department then will make a determination of whether a contract amendment is necessary. The fact that either the Contract or an applicable law imposes a more stringent standard than the other does not, in and of itself, render it impossible to comply with both.

                                  ARTICLE III

                                   ELIGIBILITY

3.1         DETERMINATION OF ELIGIBILITY

            The State has the exclusive right to determine an individual's eligibility for the Medical Assistance Program and KidCare and eligibility to become a Beneficiary. Such determination shall be final and is not subject to review or appeal by the Contractor. Nothing in this Article III, Section 3.1 prevents the Contractor from providing the Department with information the Contractor believes indicates that a Beneficiary's eligibility has changed.

3.2         ENROLLMENT GENERALLY

            Any Eligible Enrollee who resides, at the time of Enrollment, in the Contracting Area shall be eligible to become a Beneficiary except as described in Article IX, Section 9.12. However, an Eligible Enrollee who is a KidCare Participant is only eligible to become a Beneficiary if the Contractor has signed Attachment II indicating that the Contractor will accept KidCare Participants as Beneficiaries. Enrollment shall be voluntary, except as provided in
            Article IV, Section 4.1(b). Except as provided herein, Enrollment shall be open during the entire period of this Contract until the Enrollment limit of the Contractor, as set forth in Attachment I, is reached. The Contractor must continue to accept Enrollment until such Enrollment limit is reached. Such Enrollment shall be without restriction and in the order in which Eligible Enrollees apply. The Contractor shall not discriminate against Eligible Enrollees on the basis of such individuals' health status or need for health services. The Contractor shall accept each Beneficiary whose name appears on the Prelisting Report.

3.3         ENROLLMENT LIMITS

            The Department will limit the number of Beneficiaries enrolled with the Contractor by Contracting Area to a level that will not exceed its physical and professional capacity. In its determination of capacity, the Department will only consider Providers that are approved by the Department. When the capacity is reached, no further applications will be submitted for Enrollment unless termination or disenrollment of Beneficiaries create room for additions. The capacity limits for the Contractor are specified in Attachment I. Prior to the Contractor's reaching its capacity, the Department will perform a threshold review at the Enrollment level(s) set forth in Attachment I. Should the Department determine that the Contractor's operating or financial performance reasonably indicates a lack of additional Provider or administrative capacity, the review of capacity may be conducted prior to the Contractor reaching the threshold review enrollment level specified in Attachment I. This threshold review shall examine the Contractor's Provider and administrative capacity in each Contracting Area. The Department's standards for the review shall be reasonable and timely and be consistent with the terms of this Contract. The threshold review shall take place as determined by the Department based on the rate of Enrollment in the Contractor's Plan in each Contracting Area or upon the request of the Contractor and the subsequent agreement of the Department. The Department shall use its best efforts to complete the review before the Contractor reaches the threshold levels set forth in Attachment
            I. Should the Department determine that the Contractor does not have the necessary Provider and administrative capacity to service any additional Enrollments, the Department may freeze Enrollment until such time that the Plan's Provider and administrative capacity have increased to the Department's satisfaction. Nothing in this Contract shall be deemed to be a guarantee of any Eligible Enrollee's Enrollment in the Contractor's Plan.

            If the Contractor signs Attachment II indicating that it will accept KidCare Participants as Beneficiaries and later determines that it can no longer accept the rates, cost sharing, premium collection or other program provisions applicable only to KidCare, then upon written notice to the Department an amendment to this Contract shall be executed as soon as practicable that ends the Contractor's participation in KidCare. The amendment shall provide, at a minimum, 60 days for disenrollment. During the disenrollment process, the Contractor must assist the Department, as the Department requests, in disenrolling the Beneficiaries who are KidCare Participants and such assistance will be at no additional cost charged by the Contractor to the Department. The Contractor shall continue to provide Covered Services to Beneficiaries who are KidCare Participants until termination of coverage as a result of disenrollment or by operation of Article IV, Section 4.6, whichever is later.

3.4         EXPANSION TO OTHER CONTRACTING AREAS

            The Contractor may, during the term of this Contract and any renewal thereof, request of the Department the opportunity to offer Covered Services to Eligible Enrollees in areas other than the Contracting Area(s) specified in Attachment I. The Contractor must make this request in writing to the Department. To be considered by the Department, the written request must include a demonstration, by the Contractor, of a sufficient network of Providers to adequately provide Covered Services to Eligible Enrollees in the Contracting Area identified by the Contractor for expansion. The Department will provide a format and requirements for the written request. The Department shall review the Contractor's request in a timely manner and may at any time request additional information of the Contractor. It is in the sole discretion of the Department, upon review of the Contractor's written request, the needs of the Eligible Enrollee population and other factors as determined by the Department, as to whether the Contractor's request for expansion shall be granted. Should the Department agree to the expansion request, the Department and the Contractor shall agree to execute an amendment to Attachment I of the Contract to reflect the additional Contracting Areas in which the Contractor will provide Covered Services.

                                   ARTICLE IV

                            ENROLLMENT, COVERAGE AND
                             TERMINATION OF COVERAGE

4.1         ENROLLMENT PROCESS

            (a) The Contractor and the Department, acting directly or through its agent, shall be responsible for the Enrollment of Eligible Enrollees.

                  When the Contractor enrolls an Eligible Enrollee, the Contractor shall initiate the processing of the Enrollment by submitting a Managed Care Enrollment Form, Form No. DPA 2575A, completed in accordance with Department instructions for completing such forms, and signed by the individual who is recognized as the caretaker relative by the Department. This form will be supplied to the Contractor by the Department. The Contractor is responsible for submitting such forms to the Department or its agent, as directed. The Department agrees to act in good faith and use its best efforts to see that Managed Care Enrollment Forms submitted for Eligible Enrollees are processed within fifteen (15) business days of receipt by the Department or its agent.

                  Only a caretaker relative may enroll another Eligible Enrollee. A caretaker relative may enroll all other Eligible Enrollees in his Case. An adult Eligible Enrollee, who is not a caretaker relative, may enroll himself only.

                  A member of the Contractor's management staff may correct a Managed Care Enrollment Form only in accordance with Department instructions. The corrections must be initialed by the Contractor's manager or his designated staff person.

            (b) The Department may enroll Eligible Enrollees with the Contractor by means of any process the Department uses for the Enrollment of Eligible Enrollees into managed care. This may include any program the Department implements during the term of this Contract whereby Eligible Enrollees who do not affirmatively choose between enrollment in an MCO or the alternative delivery system offered by the Department will be enrolled in MCOs.

            (c) When the Department receives an Eligible Enrollee's selection directly, the Department will electronically communicate a request for Site assignment to the Contractor on the day after the Department enters the selection in its records. The Contractor shall subsequently contact the Eligible Enrollee, assist the Eligible Enrollee in selecting a Site, Primary Care Provider or Women's Health Care Provider and provide education in accordance with this Article IV, Section 4.1(d). Once selected, the Contractor shall electronically communicate the Site to the

                  Department. Upon one hundred and twenty (120) days notice to Contractor, the Department may require that the Contractor electronically communicate the Primary Care Provider or Women's Health Care Provider selection to the Department. When the Site, and in the future the Provider, selection is received from the Contractor, the Department will enroll the Eligible Enrollee with the Contractor.

            (d) The Contractor shall conduct Enrollment activities that include the information distribution requirements of
                  Article V, Section 5.5 hereof and are designed and implemented so as to maximize Eligible Enrollees' understanding of the following:

                        (1) that all Covered Services must be received
                            from or through the Plan with the exception of family planning and other Medical Assistance services as described in Article V, Section 5.1(e) with provisions made to clarify when such services may also be obtained elsewhere;

                        (2) that once enrolled, the Beneficiaries will
                            receive a card from the Department which identifies such Beneficiaries as enrolled in an MCO; and

                        (3) that the Contractor must inform Eligible
                            Enrollees of any Covered Services that will not be offered by the Contractor due to the Contractor's exercise of a right of conscience.

            (e) Upon the Contractor's request, the Department may refuse Enrollment for at least a six-month period to those former Beneficiaries previously terminated from coverage by the Contractor for "good cause," as specified in
                        Article IV, Section 4.4(a)(1).

            (f) When a Beneficiary, who is a caretaker relative, gives birth and the newborn is added to a Case before the newborn is forty-five (45) days old, coverage shall be retroactive to the date of birth. Coverage for all other newborns shall be prospective according to standard Enrollment terms of this Contract.

            (g) From birth through age eighteen (18), Eligible Enrollees who are added to a Case in which all members of the Case are enrolled with the Contractor, will also be enrolled with the Contractor automatically. Coverage shall begin as designated by the Department on the first day of a calendar month no later than three (3) calendar months from the date the Eligible Enrollee was added to the Case.

            (h) No later than ten (10) business days following receipt of the Prelisting Report, the Contractor must provide new Beneficiaries with an identification card bearing the name of the Contractor's Plan; the effective date of coverage; the twenty-four-hour telephone number to confirm eligibility for benefits and authorization for services and the name and phone number of the Primary Care Provider or Women's Health Care Provider. The identification of the Site must appear on the card until such time as the name and phone number of the Primary Care Provider and Women's Health Care Provider can be placed on the card.

                        (1) If the Contractor requires a female Beneficiary
                            who wishes to use a Women's Health Care Provider to designate a specific Women's Health Care Provider and if a female Beneficiary does so designate a Women's Health Care Provider, the name and phone number of that Women's Health Care Provider must appear on the identification card.

                        (2) Where the Contractor can make a compelling
                            argument to the Department that due to its Plan design it is unable to place the name of the Primary Care Provider on the card, the Department in its discretion may allow the Contractor to place the name of a clinic or Site on the card.

                        Samples of the identification cards described above shall be submitted for Department approval by the Contractor prior to use by the Contractor and as revised. The Contractor shall not be required to submit for prior approval format changes, provided there is no change in the information conveyed.

4.2         INITIAL COVERAGE

            Coverage shall begin as designated by the Department on the first day of a calendar month no later than three (3) calendar months from the date the Enrollment is entered into the Department's database. Enrollment can occur only upon the Prospective Beneficiary's selection of a Site and the communication of that Site by the Contractor to the Department.

            The Contractor shall provide reasonable coordination of care assistance to Prospective Beneficiaries to access a Primary Care Provider or Women's Health Care Provider before the Contractor's coverage becomes effective, if requested to do so by Prospective Beneficiaries or if the Contractor has knowledge of the need for such assistance. The Primary Care Provider or Women's Health Care Provider selected by the Prospective Beneficiary must provide necessary service including providing pregnant women with priority services in an expedient manner in order for such Prospective Beneficiaries to establish a relationship with the Primary Care Provider or Women's Health Care Provider, promoting and ensuring continuity of care, and determining any special needs as early in the pregnancy as possible. Any payment for those services rendered to Prospective Beneficiaries described herein shall be made directly by the Department to such Providers under the provisions of the Medical Assistance Program or KidCare.

4.3         PERIOD OF ENROLLMENT

            Every Beneficiary shall remain enrolled until the Beneficiary's coverage is ended pursuant to Article IV, Section 4.4.

4.4         TERMINATION OF COVERAGE

            (a) A Beneficiary's coverage shall be terminated, subject to Department approval, upon the occurrence of any of the following conditions:

                  (1) dismissal from the Plan by the Contractor for "good cause" shown may only occur upon receipt by the Contractor of written approval of such termination by the Department. For purposes of this paragraph, "good cause" may include, but is not limited to fraud or other misrepresentation by a Beneficiary, threats or physical acts constituting battery to the Contractor, the Contractor's personnel or the Contractor's participating Providers and staff, chronic abuse of emergency rooms, theft of property from the Contractor's Affiliated Sites, a Beneficiary's sustained noncompliance with the Plan physician's treatment recommendations (excluding preventive care recommendations) after repeated and aggressive outreach attempts are made by the Plan or other acts of a Beneficiary presented and documented to the Department by the Contractor which the Department determines constitute "good cause." Termination of coverage shall take effect at 11:59 p.m. on a date specified by the Department, which shall be no later than the last day of the third month after the Department determines that good cause exists;

                  (2) when the Department determines that the Beneficiary no longer qualifies as an Eligible Enrollee. Termination of coverage shall take effect at 11:59 p.m. on the last day of the month in which the Department determines that the Beneficiary no longer is an Eligible Enrollee;

                  (3) upon the Beneficiary's death. Termination of coverage shall take effect at 11:59 p.m. on the last day of the month in which the Beneficiary dies;

                  (4) when a Beneficiary elects to terminate coverage by so informing the Contractor or the Department, at the Contractor's Sites, or at such other locations as designated by the Department. Beneficiaries may elect to disenroll at any time. The Contractor shall comply with the Department's policy to promote and allow interaction between the Contractor and the Beneficiary seeking disenrollment prior to the disenrollment. The Contractor shall immediately make available to the Beneficiaries the Managed Care Disenrollment Form, DPA Form 2575B, upon request, and shall not delay the provision or processing of this form for the purpose of arranging informational interviews with the Beneficiaries, or for any other purpose. The Contractor shall forward to the Department information concerning the disenrollment by the end of the fifth (5th) business day following the Beneficiary's completion of a Managed Care Disenrollment Form. Termination of coverage shall take effect at 11:59 p.m. on a date specified by the Department, which shall be no later than the last day of the third month after the Department is notified of the request for disenrollment;

                  (5) when a Beneficiary no longer resides in the Contractor's Contracting Area, unless waiver of this subparagraph is approved in writing by the Department and assented to by the Contractor and Beneficiary. If a Beneficiary is to be disenrolled at the request of a Contractor, the Contractor first must provide documentation satisfactory to the Department that the Beneficiary no longer resides in the Contractor's Contracting Area. Termination of coverage shall take effect at 11:59 p.m. on the last day of the month prior to the month in which the Department determines that the Beneficiary no longer resides in the Contractor's Contracting Area. This date may be retroactive if the Department can determine the month in which the Beneficiary moved from the Contractor's Contracting Area;

                  (6) when a KidCare Participant receives medical confirmation that she is pregnant and the Department is so notified. Termination of coverage shall take effect at 11:59 p.m. on the last day of the month prior to the month in which the Beneficiary received medical confirmation that she was pregnant; or

                  (7) when a Beneficiary has been determined eligible for Social Security disability benefits (SSI) and the Department is so notified. Termination of coverage shall take effect at 11:59 p.m. on the last day of the month prior to the month in which SSI eligibility begins.

                  (8) when the Department determines, pursuant to Article IX, that a Beneficiary has other significant insurance coverage. The Contractor shall be notified by the Department of such disenrollment on the monthly Prelisting Report. Termination of coverage shall take effect at 11:59 p.m. on a date specified by the Department, which shall be no later than the last day of the third month after the Department determines that the Beneficiary has other significant insurance.

            (b) In conjunction with a request by the Contractor to disenroll a Beneficiary, the Contractor shall furnish to the Department all information requested regarding the basis for disenrollment and all information regarding the utilization of services by that Beneficiary.

            (c) The Contractor will not seek to terminate Enrollment because of an adverse change in the Beneficiary's health or cost of medical care. Such attempts may be considered in violation of the terms of this Contract.

            (d) Except as otherwise provided in this Article IV, Section 4.6, the termination of this Contract terminates coverage for all persons who become Beneficiaries under it. Termination of coverage under this provision will take effect at 11:59 p.m. on the last day of the last month for which the Contractor receives payment, unless otherwise agreed to, in writing, by the parties to this Contract.

4.5         PREEXISTING CONDITIONS AND TREATMENT

            The Contractor shall assume, upon the effective date of coverage, full responsibility for any medical conditions that may have been preexisting prior to Enrollment in the Contractor's Plan and for any existing treatment plans under which a Beneficiary is currently receiving medical care provided that the Beneficiary's current in-Plan physician determines that such treatment plan is medically necessary for the health and well-being of the Beneficiary.

4.6         CONTINUITY OF CARE

            If a Beneficiary is receiving medical care or treatment as an inpatient in an acute care hospital at the time coverage commences under this Contract, the Contractor shall assume responsibility for the management of such care as of the effective date of coverage and shall be liable for all claims for covered services from the effective date of coverage.

            If a Beneficiary is receiving medical care or treatment as an inpatient in an acute care hospital at the time coverage under this Contract is terminated, the Contractor shall arrange for the continuity of care or treatment for the current episode of illness until such medical care or treatment has been fully provided as evidenced by discharge from the hospital. The subsequent appropriate payor for the Beneficiary shall be liable for payment for any medical care or treatment provided after termination of coverage.

4.7         CHANGE OF SITE AND PRIMARY CARE PROVIDER OR WOMEN'S HEALTH
            CARE PROVIDER

            The Contractor shall permit a Beneficiary to change Site, Primary Care Provider and Women's Health Care Provider upon request. The Contractor shall process such changes within thirty (30) days of receipt of a Beneficiary's request.

            Within three (3) business days of processing such change, the Contractor shall electronically transmit a Site transfer record to the Department in a format designated by the Department. Such record shall contain the following data fields: Case name and identification number; Beneficiary name and identification number; old Site number; and, new Site number. The Department will provide the Contractor with no less than one hundred twenty (120) days advance notification prior to imposing a requirement that the Contractor electronically communicate old and new Primary Care Provider numbers and old and new Women's Health Care Provider numbers with this record.

                                   ARTICLE V

                              DUTIES OF CONTRACTOR

5.1         SERVICES

            (a)        Amount, Duration and Scope of Coverage

                       The Contractor shall provide or arrange to have provided to all Beneficiaries all services described in 89 Ill. Adm. Code, Part 140 as amended from time to time and not specifically excluded therein or in this Article V,
                       Section 5.1 in accordance with the terms of this Contract. Covered Services shall be provided in the amount, duration and scope as set forth in 89 Ill. Adm. Code, Part 140 and this Contract. This duty shall commence at the time of initial coverage as to each Beneficiary. The Contractor shall not refer Beneficiaries to publicly supported health care entities to receive Covered Services, for which the Contractor receives payment from the Department, unless such entities are Affiliated with the Contractor's Plan. Such publicly supported health care entities include, but are not limited to, Chicago Department of Public Health and its clinics, Cook County Bureau of Health Services, and local health departments.

            (b)        Enumerated Covered Services

                       The following services and benefits shall be specifically included as Covered Services under this Contract and will be provided to Beneficiaries whenever medically necessary:

                             Assistive/augmentative communication devices;
                             Audiology services, physical therapy, occupational therapy and speech therapy;
                             Behavioral health services, including subacute alcohol and substance abuse services and mental health services, in accordance with subsection (c) hereof;
                             Blood, blood components and the administration thereof;
                             Certified hospice services;
                             Chiropractic services;
                             Clinic services (as described in 89 Ill. Adm. Code,
                             Part 140.62);
                             Diagnosis and treatment of medical conditions of the eye;*
                             Durable and nondurable medical equipment and supplies;
                             Emergency Services;
                             Family planning services;
                             Home health care services;
                             Inpatient hospital services (including dental hospitalization in case of trauma or when related to a medical condition and acute medical detoxification);
                             Inpatient psychiatric care;

                             Laboratory and x-ray services; The drawing of blood for lead screening shall take place within the Contractor's Affiliated facilities or elsewhere at the Contractor's expense.**
                             Medical procedures performed by a dentist;
                             Nurse midwives services;
                             Nursing facility services for the first ninety (90) days;***
                             Orthotic/prosthetic devices, including prosthetic devices or reconstructive surgery incident to a mastectomy;
                             Outpatient hospital services;
                             Pharmacy services (including drugs prescribed by a dentist participating in the Medical Assistance Program provided they are filled by an Affiliated pharmacy Provider);
                             Physicians' services, including psychiatric care; Podiatric services;
                             Routine care in conjunction with certain investigational cancer treatments, as provided in Public Act 91-0406;
                             Services required to treat a condition diagnosed as a result of Healthy Kids/EPSDT services, in accordance with 89 Ill. Adm. Code 140.485;
                             Services to Prevent Illness and Promote Health in accordance with subsection (d) hereof
                             Transplants covered under 89 Ill. Adm. Code 140 (using transplant providers certified by the Department, if the procedure is performed in the State); and
                             Transportation to secure medical services.

                             *        Covered Services may be provided by an
                                 optometrist operating within the scope of his license.

                             ** All laboratory tests for children being screened for lead must be sent to the Illinois Department of Public Health's laboratory.

                             ***      Contractors will be responsible for
                             covering up to a maximum of ninety (90) days nursing facility care (or equivalent care provided at home because a skilled nursing facility is not available) annually per Beneficiary. Periods in excess of ninety (90) days annually will be paid by the Department according to its prevailing reimbursement system.

            (c)         Behavioral Health Services

                        The Contractor will provide behavioral health services that are Covered Services, including but not limited to inpatient hospital, pharmaceutical, laboratory, physician services, and outpatient services. If a Beneficiary presents himself to the Contractor for behavioral health services, or is referred through a third party, the Contractor will complete a behavioral health assessment.
                        (1) If the assessment indicates that all services needed are within the scope of

                        Covered Services, the Contractor will arrange for the provision of all such Covered Services.

                        (2) If the assessment indicates that outpatient services are needed beyond the scope of Covered Services, the Contractor will explain to the Beneficiary the services needed and the importance of obtaining them and provide the Beneficiary with a list of Community Behavioral Health Providers
                              (CBHP). The Contractor will assist the Beneficiary in contacting a CBHP chosen by the Beneficiary, unless the Beneficiary objects.

                        (3) If a Beneficiary obtains needed comprehensive services through a CBHP, the Contractor will be responsible for payment for drugs prescribed by a Physician and laboratory services in connection with the comprehensive services provided by the CBHP. The Contractor shall not be liable for other Covered Services provided by the CBHP. The Contractor may require that drugs and laboratory services are provided by Providers that are Affiliated with the Contractor.

                  (d)   Services to Prevent Illness and Promote Health

                        The Contractor shall exercise reasonable efforts to provide initial health screenings and preventive care to all Beneficiaries. The Contractor shall provide, or arrange to provide, the following Covered Services to all Beneficiaries, as appropriate, to prevent illness and promote health:

                        (1) Healthy Kids/EPSDT services in accordance with 89 Ill. Adm. Code 140.485 and described in this
                              Article V, Section 5.13(a);

                        (2) Preventive Medicine Schedule which shall address preventive health care issues for Beneficiaries twenty-one (21) years of age or older (Article V, Section 5.13(b));

                        (3) Maternity care for pregnant Beneficiaries (Article V, Section 5.13(c)); and

                        (4) Family planning services and supplies, including physical examination and counseling provided during the visit, annual physical examination for family planning purposes, pregnancy testing, voluntary sterilization, insertion or injection of contraceptive drugs or devices, contraceptive drugs and supplies, and related laboratory and diagnostic testing.

                  (e)   Exclusions from Covered Services

                        In addition to those services and benefits excluded from Covered Services by 89 Ill. Adm. Code, Part 140, as amended from time to time, the following services and benefits shall NOT be included as Covered Services:

                        (1)   Dental services;

                        (2) Routine examinations to determine visual acuity and the refractive state of the eye, eyeglasses, other devices to correct vision, and any associated supplies and equipment. The Contractor shall refer Beneficiaries needing such services to Providers participating in the Medical Assistance Program able to provide such services, or to a central referral entity that maintains a list of such Providers;

                        (3) Nursing facility services beginning on the ninety-first (91st) day;

                        (4) Services provided in an Intermediate Care Facility for the Mentally Retarded/Developmentally Disabled and services provided in a nursing facility to mentally retarded or developmentally disabled Participants;

                        (5) Early intervention services, including case management, provided pursuant to the Early Intervention Services System Act (325 ILCS 20 et seq.);

                        (6) Services provided through school-based clinics as such clinics are defined by the Department;

                        (7) Services provided through local education agencies under an approved individual education plan (IEP);

                        (8) Services provided under Section 1915(c) home and community-based waivers;

                        (9)   Services funded through the Juvenile
                              Rehabilitation Services Medicaid Matching Fund;
                              and

                        (10)  Services that are experimental and/or
                              investigational in nature.

                  (f)   Limitations on Covered Services

                        The following services and benefits shall be limited as Covered Services:

                        (1) Termination of pregnancy shall be provided only as allowed by applicable State and federal law (42 C.F.R. Part 441, Subpart E). In any such case, the requirements of such laws must be fully complied with and DPA Form 2390 must be completed and filed in the Beneficiary's medical record. Termination of pregnancy shall not be provided to KidCare

                              Beneficiaries.

                        (2) Sterilization services may be provided only as allowed by State and federal law (see 42 C.F.R.
                              Part 441, Subpart F). In any such case, the requirements of such laws must be fully complied with and a DPA Form 2189 must be completed and filed in the Beneficiary's medical record.

                        (3) If a hysterectomy is provided, a DPA Form 1977 must be completed and filed in the Beneficiary's medical record.

            (g)         Right of Conscience

                        The parties acknowledge that pursuant to 745 ILCS 70/1 et seq., a Contractor may choose to exercise a right of conscience by not rendering certain Covered Services. Should the Contractor choose to exercise this right, the Contractor must promptly notify the Department of its intent to exercise its right of conscience in writing. Such notification shall contain the services that the Contractor is unable to render pursuant to the exercise of the right of conscience. The parties agree that at that time the Department shall adjust the Capitation payment to the Contractor and amend the contract accordingly.

            (h)         Emergency Services

                        (1) The Contractor shall cover Emergency Services for all Beneficiaries whether the Emergency Services are provided by an Affiliated or non-Affiliated Provider.

                        (2) The Contractor shall not impose any requirements for prior approval of Emergency Services. If a Beneficiary calls the Contractor to request Emergency Services, such call shall receive an immediate response.

                        (3) The Contractor shall cover Emergency Services for Beneficiaries who are temporarily away from their residence and outside the Contracting Area for all Emergency Services to which they would be entitled within the Contracting Area.

                        (4) Elective care or care required as a result of circumstances that could reasonably have been foreseen prior to the Beneficiary's departure from the Contracting Area are not covered. Payment shall be made for unexpected hospitalization due to complications of pregnancy. Routine delivery at term outside the Contracting Area, however, shall not be covered if the Beneficiary is outside the Contracting Area against medical advice unless the Beneficiary is outside of the Contracting Area due to circumstances beyond her control. The Contractor must educate the

                              Beneficiary of the medical and financial implications of leaving the Contracting Area and the importance of staying near the treating Provider throughout the last month of pregnancy.

                        (5) The Contractor shall pay for all appropriate Emergency Services rendered by a Provider with whom the Contractor does not have arrangements within thirty (30) days of receipt of a complete and correct claim. If the Contractor determines it does not have sufficient information to make payment, the Contractor shall request all necessary information from the Provider within thirty (30) days of receiving the claim, and shall pay the Provider within thirty (30) days after receiving such information. Such payment shall be made at the same rate the Department would pay for such services according to the level of services provided. Within the time limitation stated above, the Contractor may review the need for, and the intensity of, the services provided by Providers with whom the Contractor does not have arrangements. Determination of levels of service shall be based upon the symptoms and condition of the Beneficiary at the time the Beneficiary is initially examined by the Physician and not upon the final determination of the Beneficiary's actual medical condition, unless the actual medical condition is more severe.

                        (6) The Contractor shall provide ongoing education to Beneficiaries regarding the appropriate use of Emergency Services.

                  (i)   Post-Stabilization Services

                        (1) Subject to the prior approval procedure described below, the Contractor shall cover
                              Post-Stabilization Services whether such Services are provided by an Affiliated or non-Affiliated Provider.

                        (2)   The Contractor shall pay for all
                              Post-Stabilization Services as a Covered Service if the Contractor approved those services or if the Provider of the services complied with all legal requirements in attempting to contact the Contractor and the Contractor could not be contacted or the Contractor did not deny authorization within one hour of the request for authorization.

                  (j)   Additional Services or Benefits

                        The Contractor shall obtain prior approval from the Department before offering any additional service or benefit not required under this Contract to all Beneficiaries. The Contractor shall notify Beneficiaries before discontinuing an additional service or benefit. The notice to Beneficiaries must be approved in advance by the Department. The Contractor shall continue any ongoing course of treatment for a Beneficiary then receiving such service or benefit.

                  (k)   Telephone Access

                        The Contractor shall establish a toll-free twenty-four
                        (24) hour telephone number to confirm eligibility for benefits and seek prior approval for treatment where required under the Plan, and shall assure twenty-four
                        (24) hour access, via telephone(s), to medical professionals, either to the Plan directly or to the Primary Care Providers, for consultation to obtain medical care. The Contractor must also make a toll-free number available, at a minimum during the business hours of 9:00 a.m. until 5:00 p.m. on regular business days. This number also will be used to confirm eligibility for benefits, for approval for non-emergency services and for Beneficiaries to call to request Site, Primary Care Provider, or Women's Health Care Provider changes, to make complaints or grievances, to request disenrollment and to ask questions. The Contractor may use one toll-free number for these purposes or may establish two separate numbers.

                  (l)   Pharmacy Formulary

                        The Contractor shall establish a pharmacy formulary that is no more restrictive than the Department's pharmaceutical program. In particular, the Contractor shall comply with the following requirements:

                        (1)   For drugs included in the Department's formulary:

                              (A) the Contractor may not require prior approval of any drug product unless the Department has also placed such drug product on prior approval under the fee-for-service Medical Assistance
                                        Program;

                              (B) the Contractor's formulary must include every single source drug product covered by the Department under the Medical Assistance Program; and

                              (C)       if the Contractor does not provide
                                        coverage for all drugs from
                                        manufacturers having products listed in
                                        the State of Illinois Drug Product
                                        Selection Program's current formulary,
                                        the Contractor shall be considered in
                                        compliance so long as the Contractor's
                                        formulary provides coverage of at least
                                        one manufacturer's product for each drug covered by the Department under the Medical Assistance Program that is listed in the State of Illinois Drug Product Selection Program's current formulary.

                        (2) If the Contractor requires prior approval for drugs not included in the Department's pharmacy formulary, decisions must be based on medical necessity without regard to cost, except for drugs identified in

                              Section 1927(d)(2) of Title XIX of the Social Security Act.

                        (3) The Contractor shall provide a mechanism whereby a prescribing Provider may request approval of drugs requiring prior approval or drugs not included on the Contractor's formulary. The Contractor shall provide a response by telephone or other telecommunication device within one (1) hour of receipt of the request in the case of Emergency Services or Post-Stabilization Services and, in other cases, within twenty-four (24) hours of receipt of the request. The Contractor's pharmacy formulary shall provide a process for appealing denials of prescription drug coverage that is timely and not unduly cumbersome.

                        (4) The Contractor shall not, without the prescriber's explicit approval, require a pharmacist to substitute a drug that is not strictly bioequivalent to the one prescribed.

                        (5) The Contractor shall inform its Providers of the pharmacy formulary policy required in this Section.

                        (6) The Contractor shall not set a limit on the quantities of drugs that a Beneficiary may obtain at one time with a prescription unless that limit is applied uniformly to all pharmacy providers in the Contractor's network.

      5.2   CERTIFIED LOCAL HEALTH DEPARTMENT SERVICES

            (a) The Contractor shall work in good faith to assist the Department to achieve its objective of supporting Certified Local Health Departments. To this end, the Contractor shall seek to negotiate and execute one of the following documents with each Certified Local Health Department serving a jurisdiction in which Beneficiaries reside:

                  (1) the Contractor shall subcontract with Certified Local Health Departments to provide, at a minimum, the services listed in this Article V, Section 5.2(b); or

                  (2) the Contractor shall enter into linkage agreements with Certified Local Health Departments. Such linkage agreements shall conform to the Department's model Certified Local Health Department Linkage Agreement. Any variation in terms from the model agreements is subject to the mutual agreement of the Contractor and the Certified Local Health Department and prior approval by the Department. A copy of all executed linkage agreements shall be filed promptly by the Contractor with the Department.

            (b) The following services, at a minimum, shall be encompassed in the subcontracts or linkage agreements entered into by the Contractor pursuant to this Article V, Section 5.2(a) to the extent these services are within the Certified Local Health Department's scope of services as established by the appropriate board of health or other governing body:

                  (1) the following Healthy Kids/EPSDT Services: childhood immunizations as recommended by the Advisory Committee on Immunization Practices and adopted by the Illinois Department of Public Health, well-child screening, blood draw for lead testing, make-up visit, hearing screening, vision screening and developmental screening;

                  (2) adult immunizations for disease outbreak control and those determined necessary for public health protection;

                  (3) testing, screening and initial treatment for sexually transmitted infections;

                  (4) tuberculosis screening and one month's initial treatment; and

                  (5)   HIV screening and counseling.

            (c) If the Contractor elects to execute a document described in this Article V, Section 5.2 (a)(1) with a Certified Local Health Department, the prospective add-on to the Capitation rates paid to the Contractor for Beneficiaries residing in areas covered by such Certified Local Health Department shall be agreed upon by the Contractor and the Department and reflected in an amendment to Attachment I and shall be implemented on a date designated by the Department.

            (d) If the Contractor elects to execute a document described in this Article V, Section 5.2(a)(2) with a Certified Local Health Department, payment for the services listed in this
                  Article V, Section 5.2(b) and provided by a Certified Local Health Department on behalf of Beneficiaries residing in areas covered by such Certified Local Health Department shall be the responsibility of the Department. These payments by the Department will be implemented on a date designated by the Department.

            (e) The Contractor shall be considered to have satisfied the requirement set forth in this Article V, Section 5.2 if it has offered to enter into the model Certified Local Health Department Linkage Agreement, but the Certified Local Health Department has refused to enter into the model agreement.

      5.3   MARKETING

            The Contractor shall, initially and as revised, submit to the Department for the

            Department's prior written approval all of the following materials:
            Certificate of Coverage or Document of Coverage; Beneficiary Handbooks; Marketing Materials, including Marketing brochures and fliers; Marketing plans, including descriptions of proposed Marketing approaches and Marketing procedures; training materials and training schedules relating to services under this Contract;
            and all other materials and procedures utilized by the Contractor in connection with Marketing and training. Any substantive revisions to the foregoing materials that will either directly or indirectly affect interpretation of benefits, the delivery of services or the administration of benefits are subject to the Department's prior written approval as set forth in this paragraph.

            Marketing by mail, mass media advertising and community oriented Marketing directed at Eligible Enrollees will be allowed subject to the Department's prior approval. The Contractor shall be responsible for all costs of mailing, including labor costs. The Department reserves the right to determine and set the sole process of, cost, and payment for Marketing by mail, using names and addresses of Participants supplied by the Department, including the right to limit Marketing by mail to a vendor under contract to the Department and the terms and conditions set forth in that vendor contract. The Contractor shall distribute Marketing materials to the entire Contracting Area, but to the extent permitted by law and approved by the Department, Contractors may market selectively by eligibility category, by Contracting Area, by county, by local Department of Human Services office area or by other geographic area.

            The Contractor agrees to be bound by the following requirements for
            Marketing:

            (a) The Contractor shall not engage in Marketing practices that mislead, confuse or defraud either Eligible Enrollees or the Department;

            (b) Marketing Materials must be clear and must include, at a minimum, the information required in Article V, Section 5.5;

            (c) Eligible Enrollees shall be solicited from a geographic area that does not exceed the Contracting Area(s);

            (d) All Eligible Enrollees must be considered as potential Beneficiaries and may not be discriminated against on the basis of health status or need for health care services or on any illegal basis;

            (e) The Contractor's Marketing shall be designed to reach a distribution of Eligible Enrollees across age and sex categories, as such categories are established for rates as set forth in Attachment I, in the Contracting Area(s). The Contractor's Marketing shall not be designed to achieve favorable reimbursement by enrolling a disproportionate percentage of Beneficiaries from a particular age and sex category or family income level;

            (f) The Contractor shall not actively facilitate disenrollment of Beneficiaries from other plans, by providing Managed Care Disenrollment Forms or otherwise, including transporting Beneficiaries for the purpose of their disenrollment. The Contractor may educate Beneficiaries on the disenrollment process. The Contractor shall not offer gifts or incentives to Beneficiaries of other plans that are not offered to all Eligible Enrollees;

            (g) Marketing personnel who engage in Marketing services under this Contract are considered the agents of the Contractor, whether they are employees, independent contractors, or independent insurance brokers. The Contractor shall be held responsible for any misrepresentation or inappropriate activities by such Marketing personnel. All Marketing personnel are required to participate in training sessions that may be developed and presented by the Department, and which sessions set forth the Department requirements, expectations and limitations on Marketing practices in which the Contractor's personnel will engage. The individual salaries, benefits or other compensation paid by the Contractor to each of its Marketing personnel shall consist of no less than seventy-five percent (75%) salary and benefits and no more than twenty-five percent (25%) commission in cash or kind. The salary, benefit and other compensation schedules for such personnel are subject to audits by the Department, Office of Inspector General and as set forth in Article IX,
                  Section 9.1. All salary schedules shall be kept by the Contractor to enable the Department or any Authorized Persons to identify a specific enunciation of each Marketing personnel's total salary, benefit and other compensation, the percentage of that salary, benefits or other compensation that was based on commission and the basis for such commission. The Contractor shall hold the Department harmless for any and all claims, complaints or causes of action that shall arise as a result of this contractually imposed salary, benefit and other compensation structure for Marketing personnel.

                  Compensation of independent insurance brokers who hold a producers license issued by the State of Illinois Department of Insurance is not subject to the limitations on commission described in the above paragraph. All other provisions of the Contract regarding Marketing shall apply to the Contractor with respect to the activities of independent insurance brokers.

            (h) It shall be the duty and obligation of the Contractor to credential and where necessary or appropriate, recredential all Marketing personnel, including trainers and field supervisors. Recredentialing shall be performed at the time the Department of Insurance renews the individual's license or certification. Recredentialing activity that changes the status of Marketing personnel shall be submitted to the Department as changes occur. No current or future personnel of the Contractor may engage in Marketing activities hereunder without first meeting all credentialing requirements set forth herein as well as in the regulations, guidelines or policies of the Department. At a minimum, all Marketing personnel of the Contractor, including independent insurance brokers, must meet the following credentialing requirements:

                  (1) must have been trained in all provisions of the Contractor's Department approved training manual for marketers;

                  (2) must hold a valid license or certification as issued by the State of Illinois, Department of Insurance, a copy of which must be submitted to the Department prior to any Marketing personnel's engaging in Marketing activities hereunder;

                  (3) may not engage in Marketing activities for any other MCO that has a contract with the Department;

                  (4)   may not also be Providers of medical services;

                  (5) may not have been convicted of any felony within the last ten (10) years;

                  (6) may not have been terminated from employment in the previous twelve (12) months by any MCO for engaging in any prohibited Marketing practices or misconduct associated with or related to Marketing activities. The Contractor shall obtain a written consent from all Marketing personnel for prior employers to release employment information to the Contractor concerning any prior or current employment in which Marketing activities were performed by any Marketing personnel and contact the previous employer(s). The Contractor may use any other employment practices it deems appropriate to obtain and meet these credentialing requirements; and

                  (7)   must not be an Ineligible Person.

            (i) The Department may at any time, in its own discretion and without notification to the Contractor, attend any Marketing training session conducted by the Contractor.

            (j) The Contractor must immediately notify the Department, in writing, of any individual who is hired by the Contractor who has previously been employed by an agent for the Department responsible for the education of Eligible Enrollees about managed care.

            (k) The Contractor shall immediately notify the Department and the Office of Inspector General, in writing, of any inappropriate Marketing activities.

            (l) Before any individual may engage in any Marketing activity under this Contract, the Contractor shall provide, in a format designated by the Department, the name and Social Security number and a copy of the Department of Insurance license or certification of that individual to the Department and certify to the Department that the individual meets the minimum credentialing requirements above. The Department must provide written approval of such individual before the individual may engage in any Marketing activity under this Contract.

                  Thereafter, on a monthly basis, the Contractor shall report, in a format designated by the Department, the name and Social Security numbers of all Marketing personnel to the Department. It is the obligation of the Contractor to ensure that the Department has a current list of all Marketing personnel. The Contractor must immediately notify the Department, in writing, of any Marketing personnel who terminate employment with the Contractor either voluntarily or involuntarily. If termination is involuntary, the Contractor must notify the Department if the reason for termination is related to misconduct under this Contract.

            (m) The Contractor shall not engage in any Marketing activities directed at enrolling Eligible Enrollees while they are admitted to any inpatient facilities.

            (m) Marketing in or immediately outside of any Department or Department of Human Services field office is strictly prohibited.

            (o) Marketing at Provider offices or facilities is permissible under the following circumstances:

                  (1) the Contractor must have a written agreement with the Provider, signed by the Provider or his designee, a copy of which shall be kept on file by the Contractor and submitted to the Department upon request. Such written agreement shall set forth specifically what Marketing may be conducted at that Provider office or facility, the frequency with which those Marketing activities may occur and a description of the setting in which the Marketing activities will occur;

                  (2) no Marketing activities may be conducted in emergency room waiting areas or in treatment areas at any Provider office or facility; and

                  (3) at no time shall any Marketing personnel have access to an Eligible Enrollee's medical records regardless of whether such Marketing activity is conducted at the Provider office or facility or another location.

            (p) Direct or indirect door-to-door, telephonic, or other cold call Marketing is strictly prohibited. Door-to-door Marketing is direct or indirect "cold call" or unsolicited Marketing activities at an individual's residence. "Cold call" Marketing means any unsolicited personal contact by MCO personnel with the Eligible Enrollee at that individual's residence for the purpose of influencing the individual to enroll with that MCO and includes unsolicited telephone contact and any other type of contact made without the individual's written consent. Such written consent may be obtained at the initiation of a visit to an individual's residence as long as the Contractor has obtained the individual's oral consent prior to the visit and has documented such consent in a written form that identifies the person granting the consent and the person receiving the consent, as well as the date, time and place that the oral consent was given. Any contacts at the individual's residence must be made within thirty (30) days from the date the individual gave oral consent. Soliciting individuals to provide the names of other Eligible Enrollees is also strictly prohibited. Nothing in this section shall prohibit the Contractor from distributing unsolicited Marketing materials via the United States Postal Service or a commercial delivery service where such service is unrelated to the Contractor.

      5.4   INAPPROPRIATE ACTIVITIES

            The Contractor shall not:

            (a) provide cash to Eligible Enrollees, Prospective Beneficiaries or Beneficiaries, except for stipends, in an amount approved by the Department, and reimbursement of expenses provided to Beneficiaries for participation on committees or advisory groups;

            (b) provide gifts or incentives to Eligible Enrollees or Prospective Beneficiaries unless such gifts or incentives: (1) are provided to meet the objectives of the Medical Assistance Program or KidCare; (2) are related to health care; (3) do not exceed a nominal value (i.e., an individual gift or incentive may not exceed ten dollars ($10)); and (4) have been pre-approved by the Department;


            (c) provide gifts or incentives to Beneficiaries unless such gifts or incentives (1) are provided to promote preventive care; (2) are not in the form of cash or an instrument that may be converted to cash; and (3) have been pre-approved by the Department;

            (d) seek to influence an Eligible Enrollee's Enrollment with the Contractor in conjunction with the sale of any other insurance;

            (e) induce providers or employees of the Department or the Department of Human Services to reveal confidential information regarding Participants or otherwise use such confidential information in a fraudulent manner;

            (f) threaten, coerce or make untruthful or misleading statements to Eligible Enrollees,

                  Prospective Beneficiaries or Beneficiaries regarding the merits of Enrollment in the Contractor's Plan or any other plan; or

            (g) present an incomplete Managed Care Enrollment Form to an Eligible Enrollee for his signature.

      5.5   OBLIGATION TO PROVIDE INFORMATION

            The Contractor agrees to provide Basic Information to the individuals and at the times described below:

            (a) to each Beneficiary or Prospective Beneficiary within a reasonable time after it receives notice of his enrollment;

            (b)   to any Eligible Enrollee who requests it; or

            (c) once a year Contractor must notify its Beneficiaries of their right to request and obtain the Basic Information.

            (d)   "Basic Information" as used herein shall mean:

                  (1) kinds of benefits, and amount, duration and scope of benefits available under the Plan. There must be sufficient detail to ensure Beneficiaries receive the Covered Services to which they are entitled, including pharmaceuticals, mental health and substance abuse services;

                  (2) procedures for obtaining Covered Services, including approval requirements, if any;

                  (3) information, as provided by the Department, regarding any benefits to which they may be entitled under the Medical Assistance Program or KidCare that are not provided under the Plan and specific instructions on where and how to obtain those benefits, including how transportation is provided and that family planning services may be obtained from an Affiliated or non-Affiliated Provider;

                  (4) any restrictions on a Beneficiary's freedom of choice among Affiliated Providers;

                  (5) the extent to which a Beneficiary may obtain Covered Services from non-Affiliated Providers;

                  (6) the extent to which after-hours and emergency coverage are provided;

                  (7) policy on referrals for specialty care and for Covered Services not furnished by a Beneficiary's Primary Care Provider;

                  (8)   cost sharing, if any;

                  (9) the rights and responsibilities of a Beneficiary such as those pertaining to enrollment and disenrollment and Beneficiary rights under State and Federal law;

                  (10)  complaint, grievance, and fair hearing procedures;

                  (11)  appeal rights and procedures;

                  (12) names and locations of current Affiliated Providers, including identification of those who are not accepting new patients; and

                  (13) a copy of the Contractor's Certificate of Coverage or Document of Coverage.

            (e) The following additional information must be provided by Contractor upon request to any Beneficiary, Prospective Beneficiary, and Eligible Enrollee:

                  (1)   MCO and health care facility licensure; and

                  (2) information about Affiliated Providers of health care services, including education, Board certification and recertification.

      5.6   QUALITY ASSURANCE, UTILIZATION REVIEW AND PEER REVIEW

            (a) All services provided by or arranged for by the Contractor to be provided shall be in accordance with prevailing community standards. The Contractor must have in effect a program consistent with the utilization control requirements of 42 C.F.R. Part 456. This program will include, when so required by the regulations, written plans of care and certifications of need of care.

            (b) The Contractor agrees to comply with the quality assurance standards attached hereto as Exhibit A.

            (c) The Contractor shall have a Utilization Review Program that includes a utilization review plan, a utilization review committee, and appropriate mechanisms covering preauthorization and review requirements.

            (d) The Contractor shall establish and maintain a Peer Review Program approved by the Department to review the quality of care being offered by the Contractor, employees and subcontractors.

            (e) The Contractor agrees to comply with the utilization review standards and peer review standards attached hereto as Exhibit B.

      5.7   PHYSICIAN INCENTIVE PLAN REGULATIONS

            The Contractor shall comply with the provisions of 42 C.F.R. 434.70. This shall include submission to the Department, at required intervals, the information described in 42 C.F.R. 417.479(h) and
            (i). If, to conform with these regulations, the Contractor performs Beneficiary satisfaction surveys, such surveys may be combined with those required by the Department pursuant to Article V, Section 5.16 of this Contract.

      5.8   PROHIBITED AFFILIATIONS

            (a) The Contractor shall assure that any Affiliated Provider, including out-of-State Providers, is enrolled in the Medical Assistance Program, if such enrollment is required for such Provider by Department rules or policy in order to submit claims for reimbursement or otherwise participate in the Medical Assistance Program. The Contractor shall assure that any non-Affiliated Illinois provider billing for services is enrolled in the Medical Assistance Program prior to paying claims.

            (b) The Contractor shall not employ, subcontract with, or affiliate itself with or otherwise accept any Ineligible Person into its network.

            (c) The Contractor shall screen all current and prospective employees, contractors, and sub-contractors, prior to engaging their services under this Contract by: (i) requiring them to disclose whether they are Ineligible Persons; (ii) reviewing the OIG's list of sanctioned persons (available on the World Wide Web at http:www.arnet.gov/epls) and the HHS/OIG List of Excluded Individuals/Entities (available on the World Wide Web at http://www.dhhs.gov/oig). The Contractor shall annually screen all current employees, contractors and sub-contractors providing services under this Contract. The Contractor shall screen out-of-State non-Affiliated Providers billing for Covered Services prior to payment and shall not pay such Providers who meet the definition of Ineligible Persons.

            (d) The Contractor shall terminate its relations with any Ineligible Person immediately upon learning that such Person or Provider meets the definition of an Ineligible Person and notify the OIG of the termination.

      5.9   RECORDS

            (a)   Maintenance of Business Records

                  The Contractor shall maintain all business and professional records that are required by the Department in accordance with generally accepted business and accounting principles. Such records shall contain all pertinent information about the Beneficiary including, but not limited to, the information required under this Article V, Section 5.9. Medical records reporting requirements shall be adequate to ensure acceptable continuity of care to Beneficiaries.

            (b)   Availability of Business Records

                  Records shall be made available in Illinois to the Department and Authorized Persons for inspection, audit, and/or reproduction as required in Article IX, Section 9.1. These records will be maintained as required by 45 C.F.R. Part 74. As a part of these requirements, the Contractor will retain all records for at least five (5) years after final payment is made under the Contract. If an audit, litigation or other action involving the records is started before the end of the five-year (5 year) period, the records must be retained until all issues arising out of the action are resolved.

            (c)   Patient Records

                  (1)   Treatment Plans

                        The Contractor must develop and use treatment plans for chronic disease follow-up care that are tailored to the individual Beneficiary. The purpose of the plan is to assure appropriate ongoing treatment reflecting the prevailing community standards of medical care designed to minimize further deterioration and complications. Treatment plans shall be on file with the permanent record for each Beneficiary with a chronic disease and with sufficient information to explain the progress of treatment.

                  (2)   Permanent Records

                        A permanent medical record shall be maintained at the Primary Care Site for every Beneficiary and be available to the Primary Care Provider, Women's Health Care Provider and other Providers. Copies of the medical record shall be sent to any new Site to which the Beneficiary transfers, provided the Beneficiary consents to the transfer. The Contractor shall make good faith efforts to obtain such consent. Copies of records shall be released only to Authorized Individuals. Original medical records shall be released only in accordance with Federal or State law, court orders, subpoenas, or a valid records release form executed by a Beneficiary. The Contractor shall ensure that Beneficiaries have timely access to the records. The Contractor shall protect the confidentiality and privacy of minors, and abide by all Federal and State laws regarding the confidentiality and disclosure of medical records, mental health records, and any other information about Beneficiary. The Contractor shall produce such records for the Department upon request. Medical records must include Provider identification and Beneficiary identification. All entries in the medical record must be legible and dated, and the following, where applicable, shall be included:

                                patient identification;
                                personal health, social history and family history, with updates as needed;
                                obstetrical history (if any) and/or profile;
                                hospital admissions and discharges;
                                relevant history of current illness or injury (if any) and physical findings;
                                diagnostic and therapeutic orders;
                                clinical observations, including results of treatment;
                                reports of procedure, tests and results;
                                diagnostic impressions;
                                patient disposition and pertinent
                                instructions to patient for follow-up care;
                                immunization record;
                                allergy history;
                                periodic exam record;
                                growth chart;
                                referral information, if any;
                                health education provided; and
                                family planning and/or counseling.

      5.10  COMPUTER SYSTEM REQUIREMENTS

            (1) The Contractor must establish and maintain a computer system compatible with the Department's system, and execute an electronic communication agreement provided by the Department. The system must be able to exchange data using Connect Direct, a product of Sterling Software, or other products as allowed by the Department.

            (2) The Contractor shall pay for a line connection for communication between the Contractor and the Department that shall be established by the Department. A 56KB or faster dedicated telecommunication line or multiple 56KB or faster circuits will be necessary to interface directly with the State. All costs associated with interfacing with the Department shall be borne by the Contractor.

            (3) The Contractor must provide staff with proficient knowledge in telecommunications to ensure communication connectivity is established and maintained.

      5.11  REGULAR REPORT AND SUBMISSION REQUIREMENTS

            (a) The Contractor shall submit to the Department regular reports and special reports as set forth in this Section. Reports shall be submitted in a format and medium designated by the Department.

                  (1) Quality Assurance, Utilization Review and Peer Review Report (QA/UR/PR Report). This report shall provide a summary review of the effectiveness of the Contractor's Quality Assurance Plan, including that implemented in the area of behavioral health. The summary review shall contain the Contractor's processes for quality assurance, utilization review and peer review. The report's content, as determined by the Department, will include, but is not limited to: quality assurance, utilization and peer review activities during the fiscal year; quality indicators and methodology for measuring those indicators; trending and comparison of clinical, including behavioral health, and service indicators and health outcomes; results of the medical record reviews and quality assurance studies (focused medical studies); aggregate data on utilization of services, including the Contractor's progress toward meeting the Department's established preventive care participation goals set forth in this Article V, Section 5.13(a), (b), and (c); summary of oversight activities and outcomes; quality improvement strategies (including those identified through the grievance process); implemented and demonstrated improvements; summary of credentialing and peer review activities; Beneficiary Satisfaction Survey analysis; and changes in the Contractor's Quality Assurance, Utilization Review or Peer Review program planned for the next fiscal year. In the QA/UR/PR Report, the five (5) HEDIS indicators mutually selected by the MCOs and the Department shall be reported. In the second year of the Contract, an additional set of mutually agreed upon common HEDIS indicators will be added and reported in the QA/UR/PR Report.

                  (2) Summary of Grievances and Resolutions and External Independent Reviews and Resolutions. This quarterly report shall provide a summary of the grievances filed by Beneficiaries and the resolution of such grievances as well as a summary of all external independent reviews and the resolution of such reviews. Such report shall include types of grievances and external independent reviews by category and totals, the number and levels at which the grievances/reviews were resolved, the types of resolutions and the number pending resolution by category.

                  (3) Behavioral Health Report. On a quarterly basis, the Contractor shall submit to the Department behavioral health utilization statistics and analysis as specified in Paragraph 12 of Exhibit A.

                  (4) Marketer Training Schedule and Agenda. On a quarterly basis, two weeks prior to the beginning of the report quarter, the Contractor shall provide the Department with its schedule for training of Marketing personnel. The model agenda for each type of training must accompany the schedule. The Contractor shall provide the Department with written notice of any changes to the quarterly schedule at least seventy-two (72) hours prior to the scheduled training.

                  (5) Marketing Representative Listing. On a monthly basis, on the first of day of the month for that month, the Contractor shall provide the Department with a list of all Marketing personnel who are active as well as any Marketing personnel for whom a change of status has occurred since the last report month.

                  (6) Fraud and Abuse Report. The Contractor shall report all allegations of Fraud, Abuse or misconduct of Providers, Beneficiaries or Department employees to the OIG immediately upon knowledge of such Fraud, Abuse or misconduct. If no Fraud, Abuse or misconduct is reported to the OIG during a quarter, the Contractor shall file a certification of such with the OIG within thirty (30) days of the end of the quarter.

            (b)   Submissions

                  (1)   Encounter Data

                        (A) Submission. The Contractor must report, in accordance with Subsections (B) and (C) of this
                              Article V, Section 5.11(b)(1), all services received by Beneficiaries. On a monthly basis, the Contractor shall provide the Department with files in the format and medium designated by the Department, prepared with claims level detail as required herein and in Exhibit E attached hereto, for all services received by Beneficiaries during a given month. This data must be received by the Department within one hundred twenty (120) days of the last day of the service month. Any claims processed by the Contractor for services provided in a given report month subsequent to submission of the monthly Encounter Data Report shall be reported on the next submission of the monthly Encounter Data Report.

                        (B) Testing. Upon receipt of each submitted data file, the Department shall perform two distinct levels of review. The first level of review and edits performed by the Department shall check the data file format. These edits shall include, but are not limited to the following: check the data file for completeness of records; correct sort order of records; proper field length and composition; and correct file length. The format of the file, to be accepted by the Department, must be one hundred percent (100%) correct.

                              If the format is correct, the Department shall then perform the second level of review. This second review shall be for standard claims processing edits. These edits shall include, but are not limited to the following: correct Provider numbers; valid recipient numbers; valid procedure and diagnosis codes; cross checks to assure Provider and recipient numbers match their names; and the procedures performed are correct for the age and sex of the recipient. The acceptable error rate of claims processing edits of the Illinois Medicaid UB92 Billing Specification data file, the HCFA National Standard Format for noninstitutional claims data file, and the IDPA Direct Tape format for pharmacy claims file shall be determined by the Department. Once an acceptable error rate has been achieved, as determined by the Department, the Contractor shall be instructed that the testing phase is complete and that data should be sent in production.

                        (C) Production. Once the Contractor's testing of data specified in (B) above is completed, the Contractor will be certified for production. Once certified for production, the data shall continue to be submitted in accordance with (A) above. The data will continue to be reviewed for correct format and quality. The Contractor shall submit as many files as possible in a time frame agreed upon by the Department and the Contractor, to ensure all data is current.

                        (D) Within thirty (30) days of the date of receipt by the Department, records that fail the edits described above in (B) or (C) will be returned to the Contractor for correction. Corrected data must be returned to the Department for re-processing.

                  (2) Provider Network Submissions. The Contractor shall submit to the Department, in a format and medium designated by the Department, Provider network reports that shall include the following: monthly Provider Affiliation with Sites as set forth in the format given to the Contractor by the Department; monthly updating of all Providers who have either become a Provider in the Contractor's network or who have left the network since the last report; New Site Provider Affiliations as new Sites are added; Site terminations immediately as they occur; and Beneficiary Site Assignments/Site Transfers as they occur. New Site/PCP information shall be reported in a format and medium as required by the Department. During the term of this Contract, this report shall be converted to electronic data transmission. The Department will give the Contractor no less than one hundred twenty (120) days notice prior to conversion of this report to electronic data transmission.

                  (3) Disclosure Statements. The Contractor shall submit disclosure statements to the Department initially, annually, on request and as changes occur.

                  (4)   Beneficiary Materials:

                        (A) Certificate or Document of Coverage and Any Changes or Amendments. The Contractor shall submit these documents to the Department for prior approval initially and as revised.

                        (B) Beneficiary Handbook. The Contractor shall submit the handbook to the Department for prior approval initially and as revised. The Contractor shall not be required to submit for prior approval format changes, provided there is no change in the information conveyed.

                        (C) Identification Card. The Contractor shall submit the identification card to the Department for prior approval initially and as revised. The Contractor shall not be required to submit for prior approval format changes, provided there is no change in the information conveyed.

                  (5)   Subcontracts and Provider Agreements:

                        (A) Model Subcontracts and Provider Agreements. The Contractor shall provide copies of model subcontracts and Provider agreements related to Covered Services, assignment of risk and data reporting functions, including the form of all proposed schedules or exhibits, intended to be used therewith, and any substantial deviations from these model subcontracts and Provider agreements to the Department initially and as revised.


                        (B) Executed Subcontracts and Provider Agreements. The Contractor shall provide copies of any subcontract and Provider agreement to the Department upon request.

                        (C) Executed Linkage Agreements. The Contractor shall provide copies of executed linkage agreements to the Department immediately upon execution by the Contractor.

                        (6) Marketing Materials. The Contractor shall submit all Marketing Materials to the Department for prior approval initially and as revised. The Contractor shall not be required to submit for prior approval format changes, provided there is no change in the information conveyed.

                        (7) Marketing Representative Terminations. The Contractor shall submit names of Marketing personnel who have terminated employment or association with the Contractor as such terminations occur. The submission shall indicate whether the termination was voluntary or involuntary and, if involuntary, shall state whether the reason for termination was related to misconduct under this Contract.

                        (8)   Quality Assurance/Medical:

                              (A) Quality Assurance, Utilization Review, Peery Review and Health Education Plans. The Contractor shall submit such plans to the Department for prior approval initially and as revised. The Contractor shall not be required to submit for prior approval format changes, provided there is no change in the information conveyed.

                              (B) QA/UR/PR Committee Meeting Minutes. The Contractor shall submit the minutes of these meetings to the Department on a quarterly basis.

                              (C) Grievance Procedures. The Contractor shall submit Grievance Procedures to the Department for prior approval initially and as revised. The Contractor shall not be required to submit for prior approval format changes, provided there is no change in the information conveyed.

                  (c) Additional Reports. The Contractor shall submit to the Department additional reports or submissions at the frequency set forth in Exhibit C and Exhibit D and all other reports and information required by the provisions of this Contract.

                  (d) Unless otherwise specified, the Contractor shall submit all reports to the Department within thirty (30) days from the last day of the reporting period or as defined in Exhibit C and Exhibit D. All reports and submissions listed in this Article V, Section 5.11 must be submitted to the Department in a Department designated format and at the intervals set forth in Exhibit C and Exhibit D. The Department may require additional reports throughout the term of this Contract. The Department will provide adequate notice before requiring production of any new reports or information, and will consider concerns raised by Contractors about potential burdens associated with producing the proposed additional reports. The Department will provide the basis (reason) for any such request. Failure of the Contractor to follow reporting requirements shall subject the Contractor to the sanctions in Article IX, Section 9.10.

                  A schedule of all reports and the reporting frequency required under this Contract is provided in Exhibit C. A schedule of all submissions and the submitting frequency required under this Contract is provided in Exhibit D. For purposes of this
                  Article V, Section 5.11, the following terms shall have the following meanings:

                        annual shall be defined by the State fiscal year beginning July first of each year and ending on but including June thirtieth of the following year; and

                        quarter shall be defined as three consecutive calendar months of the State's fiscal year.

            (e) Unless otherwise stated, all reports required herein shall differentiate between MAG Beneficiaries, MANG Beneficiaries and KidCare Beneficiaries, where applicable, and insofar as Beneficiaries can be differentiated by an identifiable code available to the Contractor.

      5.12  HEALTH EDUCATION

            The Contractor shall establish and maintain an ongoing program of health education as delineated in its written plan and submitted annually to the Department. The health education program will advise Beneficiaries concerning appropriate health care practices and the contributions they can make to the maintenance of their own health. All health education materials must be approved by the Contractor's medical director. Providing material during Marketing and Enrollment does not satisfy the requirements of this Article V, Section 5.12. The Contractor must make good faith efforts to ensure that Primary Care Providers are active participants in the health education program. The health education program shall provide, at a minimum, the following:

            (a) Information on how to use the Plan, including information on how to receive Emergency Services in and out of the Contracting Area.

            (b) Information on preventive care including the value and need for screening and preventive maintenance.

            (c) Counseling and patient education as to the health risks of obesity, smoking, alcoholism, substance abuse and improper nutrition, and specific information for persons who have a specific disease.

            (d) Information on disease states, that may affect the general population.

            (e) Educational material in the form of printed, audio, visual or personal communication.

            (f) Information will be provided in language that the Beneficiary understands and that meets the requirements set forth in
                  Article II, Section 2.4.

            (g) A single individual appointed by the Contractor to be responsible for the coordination and implementation of the program.

            The Contractor further agrees to review the health education program, at reasonable intervals, for the purpose of amending same, in order to improve said program. The Contractor further agrees to supply the Department or its designee with the information and reports prescribed in its approved health education program or the status of such program.

      5.13  REQUIRED MINIMUM STANDARDS OF CARE

            The Contractor shall make a good faith effort to provide or arrange to provide to all Beneficiaries medical care consistent with prevailing community standards at locations serving the Contracting Area that assure reasonable availability and accessibility to Beneficiaries.

            The Contractor will provide a system to notify Beneficiaries on an ongoing basis of the need for and benefits of health screenings and physical examinations. The Contractor will exercise reasonable efforts to provide or arrange to provide such examinations to all its Beneficiaries.

            (1)   Healthy Kids/EPSDT Services to Beneficiaries Under Twenty-One
                  (21) Years

                  All Beneficiaries under twenty-one (21) years of age should receive screening examinations including appropriate childhood immunizations at intervals as specified by the Healthy Kids/EPSDT Program as set forth in Sections 1902(a)(43)and 1905(a)(4)(B) of the Social Security Act and 89 Ill. Adm. Code
                  140.485. Any condition discovered during the screening examination or screening test requiring further diagnostic study or treatment must be provided if within the scope of Covered Services. The Contractor shall refer the Beneficiary to an appropriate source of care for any required services that are not Covered Services. If, as a result of Healthy Kids/EPSDT services, the Contractor determines a Beneficiary is in need of services that are not Covered Services but are services otherwise provided for under the Medical Assistance Program, the Contractor will ensure that the Beneficiary is referred to an appropriate source of care. The Contractor shall have no obligation to pay for services that are not Covered Services.

                  At a minimum, the Contractor shall provide or arrange to provide all appropriate screening and vaccinations in accordance with OBRA 1989 guidelines to eighty percent (80%) of Beneficiaries younger than twenty-one (21) years of age.

            (b) Preventive Medicine Schedule (Services to Beneficiaries Twenty-One (21) Years of Age and Over)

                  The following preventive medicine services and age schedule is the minimum acceptable range and scope of required services for adults. The Contractor may substitute an alternate schedule for adult preventive medicine services as long as such schedule is based upon recognized guidelines such as those recommended by the current U.S. Preventive Services Task Force's "Guide to Clinical Preventive Services" and the Contractor submits the schedule to the Department and receives the Department's written approval for the alternate schedule prior to implementing it.

        Service
        -------
        1    Complete                                  To be provided during first year
             history/physical                          of Enrollment, plus complete
                                                       physical exam when indicated, but minimally
                                                       at five (5) years when there are no other
                                                       indications.

        2    Circulatory &                             When indicated in any Beneficiary,
             Fundoscopy                                but every year in diabetics,
             Evaluation                                hypertensives, and those with
                                                       prior history of circulatory
                                                       and/or retinal disease.

        3    Rectal Exam & hemocult                    Minimally every year in any Beneficiaries
                                                       with history of G.I. bleeding, disease of
                                                       colon, history of colon polyps and any history of
                                                       prior carcinoma of G.I. tract. An annual digital
                                                       rectal exam for asymptomatic men age
                                                       fifty (50) and over, African-American men age
                                                       forty (40) and over; and men age 40 and over with
                                                       a family history of prostate cancer.

        4    Clinical Breast                            1.   Minimally, every year in any Beneficiary
             Examination                                        with history of fibrocystic disease or
                                                                other benign lump in breast, and in those
                                                                with prior carcinoma.
                                                        2. Every two (2) years in all females with no other
                                                                indications for exam.
                                                        3. For all females, patient instruction in
                                                                self-examination of breasts.


        5    CBC                                       When indicated by complaints, history or physical
                                                       findings.

        6    Urinalysis                                When indicated by complaints, history or physical
                                                       findings, at least annually in all diabetics,
                                                       hypertensives and those with history of renal or
                                                       prostatic disease.  Should also document urine culture
                                                       and sensitivity in all recurrent or chronic urinary or
                                                       prostatic infections prior to any long-term antibiotic
                                                       therapy.

        7    Blood Chemistries,                        When indicated by complaints, history or physical findings,
             Enzymes, or other                         and as indicated by specific diagnosis and/or therapy as
             Laboratory Profiles                       as blood sugar in diabetics or dilantin level in epileptics, and including annual prostate-specific antigen tests for
                                                       males.

        8    EKG                                       Baseline, at age fifty (50), if not before; only when
                                                       indicated thereafter.

        9    Mammography                               1.  Baseline in females at age thirty-five (35) or
                                                              older;

                                                       2.  Every year for women age forty (40) and
                                                               older; and

                                                       3. As indicated for women with personal or
                                                               family history.

        10   Sigmoidoscopy                             With each complete physical exam, whenever
                                                       indicated.

        11   Respiratory                               In all patients with a chronic respiratory disease
             Testing                                   diagnosis and, as baseline, in all patients who smoke.
                                                       (Recommendations made to this patient after examination
                                                       and testing should be documented).

        12   Blood Pressure                            Annually after age eighteen (18).
             Check

        13   Papanicolaou Smear                        Routine annual screening including a cervical smear or
                                                       Papanicolaou Smear and pelvic-exam for females who are
                                                       eighteen (18) years of age and older, or at the onset of
                                                       becoming sexually active, whichever is earlier.

        14   Prostate Specific                         Annually for asymptomatic men age
             Antigen Test                              fifty (50) and older, African
                                                       American men age forty (40) and
                                                       older, and all men age forty (40)
                                                       and older with a family history of
                                                       prostate cancer.

                  At a minimum, the Contractor shall make good faith efforts to provide or arrange to provide the initial history and physical examination to fifty percent (50%) of all Beneficiaries in their first twelve (12) months of coverage, to seventy percent (70%) of all Beneficiaries in their second twelve (12) months of coverage and eighty percent (80%) of all Beneficiaries in their third twelve (12) months of coverage or more. For purposes of this subsection, "twelve (12) months of coverage" may include up to forty-five (45) days interrupted coverage.

            (c)   Maternity Care

                  The Contractor shall provide or arrange to provide quality care for pregnant Beneficiaries. At a minimum, the Contractor shall make good faith efforts to provide, or arrange to provide, and document:

                  (1) A comprehensive prenatal evaluation and care in accordance with the latest standards published by the American College of Obstetrics and Gynecology or the American Academy of Family Physicians. The specific areas to be addressed in regard to the provision of care include, but are not limited to, the following items: content of the initial assessment, including history, physical, lab tests and risk assessment including HIV counseling and voluntary HIV testing; follow-up laboratory testing; nutritional assessment and counseling; frequency of visits; content of follow-up visits; anticipatory guidance and appropriate referral activities.

                  (2) At least seventy percent (70%) of all pregnant Beneficiaries shall receive the minimum level of prenatal visits adjusted for the date of coverage under the Plan. For the exclusive purpose of calculating this rate, women who deliver within sixty (60) days of the first day of coverage under the Plan shall be excluded.

                  (3) The Contractor shall provide or arrange to provide nutritional assessment and counseling to all pregnant Beneficiaries. Individualized diet counseling is to be provided as indicated.

                  (4) The Contractor shall require its Primary Care Providers and Women's Health Care Providers to identify maternity cases presenting the potential for high-risk maternal or neonatal complications and arrange appropriate referral to physician specialist or transfer to Level III perinatal facilities as required. The Contractor shall utilize, for such high-risk consultation or referrals, the standards of care promulgated by the Statewide Perinatal Program of the Illinois Department of Human Services.

                  (5) The consulting physician at the perinatal center will determine the management of the Beneficiary at that point in time. Should transport be required, the consultant at the perinatal center will identify the most appropriate mode of transport for such a transfer. Should the perinatal center be unable to accept the Beneficiary due to bed unavailability, that center will arrange for admission of the Beneficiary to an alternate Level III perinatal center. All records required for appropriate management of the high-risk Beneficiary receiving consultation or referral to a perinatal center will be provided to the consulting physician as indicated. The Contractor will obtain from the consulting physician all necessary correspondence to enable the Primary Care Provider to provide, or arrange for the provision of, appropriate follow-up care for the mother or neonate following discharge.

      (d)   Complex and Serious Medical Conditions

            (1) The Contractor shall provide or arrange to provide quality care for Beneficiaries with complex and serious medical conditions. At a minimum, the Contractor shall provide and document the following:

                  (A) Timely identification of Beneficiaries with complex and serious medical conditions.

                  (B) Assessment of such conditions and identification of appropriate medical procedures for monitoring or treating them.

                  (C) Implementation of a treatment plan in accordance with this Article V, Section 5.9(c)(1).

      (e)   Access Standards

            (1)   Appointments

                  Time specific appointments for routine, preventive care shall be made available within five (5) weeks from the date of request for such care. Beneficiaries with more serious problems not deemed Emergency Medical Conditions shall be triaged and provided same day service, if necessary. Beneficiaries with problems or complaints that are not deemed serious shall be seen within three (3) weeks from the date of request for such care. The Contractor shall have an established policy that scheduled Beneficiaries shall not routinely wait for more than one (1) hour to be seen by a Provider and no more than six (6) scheduled appointments shall be made for each Primary Care Provider per hour. Notwithstanding this limit, the Department recognizes that physicians supervising other licensed health care Providers may routinely account for more than six (6) appointments per hour.

            (2)   Services Requiring Prior Authorization

                  The Contractor shall provide, or arrange for the provision of, Covered Services as expeditiously as the Beneficiary's health condition requires. Ordinarily, Covered Services shall be provided within fourteen (14) calendar days after receiving the request for service from a Provider, with a possible extension of up to fourteen (14) calendar days, if the Beneficiary requests the extension or the Contractor provides written justification to the Department that there is a need for additional information and the Beneficiary will not be harmed by the extension. If the Physician indicates, or the Contractor determines that following the ordinary time frame could seriously jeopardize the Beneficiary's life or health, the Contractor shall provide, or arrange for the provision of, the Covered Service no later than seventy-two (72) hours after receipt of the request for service, with a possible extension of up to fourteen (14) calendar days, if the Beneficiary requests the extension or the Contractor provides written justification to the Department that there is a need for additional information and the Beneficiary will not be harmed by the extension.

            (f)   Linkages to Other Services

                  (1) The Contractor shall use reasonable efforts to encourage the Plan Providers and subcontractors to cooperate with and communicate with other service providers who serve Beneficiaries. Such other service providers may include:
                        CBHPs; Women-Infant and Children (WIC) programs; Head Start programs; Early Intervention programs; Public Health providers; school-based clinics; and school systems. Such cooperation may include performing annual physical examinations for school and the sharing of information (with the consent of the Beneficiary).

                  (2) The Contractor shall participate in the Family Case Management Program, which shall include, but is not limited to:

                        (A) Coordinating services and sharing information with existing Family Case Management Providers for its Beneficiaries;

                        (B) Developing internal policies, procedures, and protocols for the organization and its provider network for use with Family Case Management Providers serving Beneficiaries; and

                        (C) Conducting periodic meetings with Family Case Management

                              Providers performing problem resolution and handling of grievances and issues, including policy review and technical assistance.

      5.14  CHOICE OF PHYSICIANS

            The Contractor shall afford to each Beneficiary a Primary Care Provider and, where appropriate, a Women's Health Care Provider.

            In each Contracting Area, there shall be at least one (1) full-time equivalent Physician for each 1,200 Beneficiaries, including one (1) full-time equivalent Primary Care Provider for each 2,000 Beneficiaries. In each Contracting Area, there shall be at least one
            (1) Women's Health Care Provider for each 2,000 female Beneficiaries between the ages of eighteen (18) and forty-four (44), at least one
            (1) Physician specializing in obstetrics for each 300 pregnant female Beneficiaries and at least one (1) pediatrician for each 2,000 Beneficiaries under age seventeen (17). All Physicians providing services shall have and maintain admitting privileges and, as appropriate, delivery privileges at an Affiliated Plan hospital; or, in lieu of these admitting and delivery privileges, the Physicians shall have a written referral agreement with a Physician who is in the Contractor's network and who has such privileges at an Affiliated Plan hospital. The agreement must provide for the transfer of medical records and coordination of care between Physicians.

            In any Contracting Area in which the Contractor does not satisfy the full-time equivalent provider requirements set forth above, the Contractor may demonstrate compliance with these requirements by demonstrating that (i) the Contractor's full time equivalent Physician ratios exceed ninety percent (90%) of the requirements set forth above, and (ii) that Covered Services are being provided in such Contracting Area in a manner which is timely and otherwise satisfactory. The Contractor shall comply with Section 1932(b)(7) of the Social Security Act.

      5.15  TIMELY PAYMENTS TO PROVIDERS

            The Contractor shall make payments to Providers for Covered Services on a timely basis consistent with the Claims Payment Procedure described at 42 U.S.C. Section 1396a(a)(37)(A), unless the Provider and the Contractor agree to an alternate payment schedule. Complaints or disputes concerning payments for the provision of services as described in this paragraph shall be subject to the Contractor's Provider grievance resolution system.

            The Contractor shall pay for all appropriate Emergency Services rendered by a Provider with whom the Contractor does not have arrangements within thirty (30) days of receipt of a complete and correct claim. If the Contractor determines it does not have sufficient information to make payment, the Contractor shall request all necessary information from the Provider within thirty (30) days of receiving the claim, and shall pay the Provider within thirty
            (30) days after receiving such information. Such payment shall be made at the same rate the Department would pay for such services according to the level of services provided.

            The Contractor shall pay for all authorized Post-Stabilization services rendered by a non-Affiliated hospital Provider at the same rate the Department would pay for such services unless a different rate was agreed upon by the Contractor and Provider. Authorized Post-Stabilization services include such services rendered under the circumstances described in Section 70(c)(2) of the Illinois Managed Care Reform and Patient Rights Act.

            The Contractor shall accept claims from non-Affiliated Providers for at least one (1) year after the date the services are provided. The Contractor shall not be required to pay for claims initially submitted by such Providers more than one (1) year after the date of service.

      5.16  GRIEVANCE PROCEDURE AND BENEFICIARY SATISFACTION SURVEY

            (a) The Contractor shall establish and maintain a procedure for reviewing complaints registered by Beneficiaries. The Contractor's procedures must: (1) be submitted to the Department in writing and approved in writing by the Department; (2) provide for prompt resolution, and (3) assure the participation of individuals with authority to require corrective action. The Contractor must have a Grievance Committee for reviewing administrative complaints registered by its Beneficiaries, and Beneficiaries must be represented on the Grievance Committee. At a minimum, the following elements must be included in the grievance process:

                  (1) An informal system, available internally, to attempt to resolve all complaints;

                  (2)   A formally structured system that is compliant with
                        Section 45 of the Managed Care Reform and Patient Rights Act to handle all complaints subject to the provisions of that section of the Act;

                  (3) A formally structured Grievance Committee must be available for Beneficiaries whose complaints cannot be handled informally and are not appropriate for the procedures set up under the Managed Care Reform and Patient Rights Act. All Beneficiaries must be informed that such a system exists. Complaints at this stage must be in writing and sent to the Grievance Committee for review;

                  (4) The Grievance Committee must have at least twenty-five percent (25%) representation by members of Contractor's prepaid plans, with at least one (1) Beneficiary of Contractor's services under this Contract on the Committee. The Department may require that one (1) member of the

                        Grievance Committee be a representative of the Department;

                  (5) Final decisions under the Managed Care Reform and Patient Rights Act procedures and those of the Grievance Committee may be appealed by the Beneficiary to the Department under its Fair Hearings system;

                  (6) A summary of all complaints heard by the Grievance Committee and by independent external reviewers and the responses and disposition of those matters must be submitted to the Department quarterly;

                  (7) A Beneficiary may appoint a guardian, caretaker relative, Primary Care Provider, Women's Health Care Provider, or other Physician treating the Beneficiary to represent him throughout the complaint and appeal process.

            (b) The Contractor agrees to review its grievance procedures, at reasonable intervals, for the purpose of amending same when necessary. The Contractor shall amend the procedures only upon receiving the prior written consent of the Department. The Contractor further agrees to supply the Department and/or its designee with the information and reports prescribed in its approved procedure. This information shall be furnished to the Department upon its request.

            (c) The Contractor shall annually conduct a uniform Beneficiary Satisfaction Survey. The Survey shall be administered in a manner consistent with the Department's required procedures and analyzed by the Contractor. The Department shall use reasonable efforts to assure that its required procedures comport with the accreditation requirements which the Contractor must follow when seeking accreditation from NCQA, JCAHO or other accrediting bodies; however, nothing in this Contract shall require such accreditation. The Contractor shall submit its findings and explain what actions it will take on its findings as part of the comprehensive QA/UR/PR Report.

      5.17  PROVIDER AGREEMENTS AND SUBCONTRACTS

            (a) The Contractor may provide or arrange to provide any Covered Services identified in Article V, Section 5.1 with Affiliated Providers or fulfill any other obligations under this Contract by means of subcontractual relationships.

                  (1) All Provider agreements and/or subcontracts entered into by the Contractor must be in writing and are subject to the following conditions:

                        (A) The Affiliated Providers and subcontractors shall be bound by the terms and conditions of this Contract that are appropriate to the service or activity delegated under the subcontract. Such requirements include, but are not limited to, the record keeping and audit provisions of this Contract, such that the Department or Authorized Persons shall have the same rights to audit and inspect subcontractors as they have to audit and inspect the Contractor.

                        (B) The Contractor shall remain responsible for the performance of any of its responsibilities delegated to Affiliated Providers or subcontractors.

                        (C) No Provider agreement or subcontract can terminate the legal responsibilities of the Contractor to the Department to assure that all the activities under this Contract will be carried out.

                        (D) All Affiliated Providers providing Covered Services for the Contractor under this Contract must currently be enrolled as Providers in the Medical Assistance Program. The Contractor shall not contract or subcontract with an Ineligible Person or a Person who has voluntarily withdrawn from the Medical Assistance Program as the result of a settlement agreement.

                        (E) All Provider agreements and subcontracts must comply with the Lobbying Certification contained in Article IX, Section 9.22 of this Contract.

            (b) With respect to all Provider agreements and subcontracts made by the Contractor, the Contractor further warrants:

                  (1) That such Provider agreements and subcontracts are binding;

                  (2) That it will promptly terminate contracts with Providers who are terminated, barred, suspended, or have voluntarily withdrawn as a result of a settlement agreement in any program under federal law including any program under Titles XVIII, XIX, XX or XXI of the Social Security Act or are otherwise excluded from participation in the Medical Assistance Program or KidCare; and

                  (3) That all laboratory testing Sites providing services under this Contract must possess a valid Clinical Laboratory Improvement Amendments ("CLIA") certificate and comply with the CLIA regulations found at 42 C.F.R.
                        Part 493.

            (c) The Contractor will submit to the Department copies of model Provider agreements and/or subcontracts, initially and revised, that relate to Covered Services, assignment of risk and data reporting functions and any substantial deviations from these model Provider agreements or subcontracts. The Contractor shall provide copies of any other model Provider agreement or subcontract or any actual Provider agreement or subcontract to the Department upon request. The Department reserves the right to require the Contractor to amend any Provider agreement or subcontract as necessary to conform with the Contractor's duties and obligations under this Contract.

                  The Contractor may designate in writing certain information disclosed under this Article V, Section 5.17 as confidential and proprietary. If the Contractor makes such a designation, the Department shall consider said information exempt from copying and inspection under Section 7(1)(b) or (g) of the State Freedom of Information Act (5 ILCS 140/1 et seq.). If the Department receives a request for said information under the State Freedom of Information Act, however, it may require the Contractor to submit justification for asserting the exemption. Additionally, the Department may honor a criminal subpoena or civil subpoena for such documents without such being deemed a breach of this Contract or any subsequent amendment hereto.

            (d) Prior to entering into a Provider agreement or subcontract, the Contractor shall submit a disclosure statement to the Department specifying any Provider agreement or subcontract and Providers or subcontractors in which any of the following have a five percent (5%) or more financial interest:

                  (1) any Person also having a five percent (5%) or more financial interest in the Contractor or its affiliates as defined by 42 C.F.R. 455.101;

                  (2) any director, officer, trustee, partner or employee of the Contractor or its affiliates; or

                  (3) any member of the immediate family of any Person designated in (1) or (2) above.

            (e) Any contract or subcontract between the Contractor and a Federally Qualified Health Center ("FQHC") or a Rural Health Clinic ("RHC") shall be executed in accordance with 1902(a)(13)(C) and 1903(m)(2)(A)(ix) of the Social Security Act, as amended by the Balanced Budget Act of 1997 and shall provide payment that is not less than the level and amount of payment which the Contractor would make for the Covered Services if the services were furnished by a Provider which is not an FQHC or a RHC.

      5.18 SITE REGISTRATION AND PRIMARY CARE PROVIDER/WOMEN'S HEALTH CARE PROVIDER APPROVAL AND CREDENTIALING

            (a) The Contractor shall register with the Department each Site prior to assigning Beneficiaries to that Site to receive primary care. A fully executed Provider agreement must be in place between the Contractor and the Site prior to registration of the Site. All FQHCs and RHCs must be registered as unique sites. The Contractor must give advance notice to the Department as soon as practicable of the anticipated closing of a Site. If it is not possible to give advance notice of a closing of a Site, the Contractor shall notify the Department immediately when a Site is closed.

            (b) The Contractor shall submit to the Department for approval the name, license numbers, and other information requested in a format designated by the Department of all proposed Primary Care Providers and Women's Health Care Providers, as such new Primary Care Providers and Women's Health Care Providers are added to the Contractor's network through executed Provider agreements. A Primary Care Provider or Women's Health Care Provider may not be offered to Beneficiaries until the Department has given its written approval of the Primary Care Provider or Women's Health Care Provider.

            (c) All Primary Care Providers and Women's Health Care Providers must be credentialed by the Contractor. The credentialing process may be two-tiered, and the Contractor may assign Beneficiaries to the Primary Care Provider or Women's Health Care Provider following preliminary credentialing. Full credentialing must be completed within a reasonable time following the assignment of Beneficiaries to the Primary Care Provider or Women's Health Care Provider. The Contractor must notify the Department when the credentialing process is completed and the results of the process.

      5.19  ADVANCE DIRECTIVES

            The Contractor shall comply with all rules concerning the maintenance of written policies and procedures with respect to advance directives as promulgated by HCFA as set forth in 42 C.F.R. 489, Subpart I and any amendments thereto. The Contractor shall provide adult Beneficiaries with oral and written information on advance directives policies, and include a description of applicable State law. Such information shall reflect changes in State law as soon as possible, but no later than ninety (90) days after the effective date of the change.

      5.20  FEES TO BENEFICIARIES PROHIBITED

            Neither the Contractor nor its Affiliated Providers shall seek or obtain funding through fees or charges to any Beneficiary receiving Covered Services pursuant to this Contract, except as permitted or required by the Department in 89 Ill. Adm. Code 125. The Contractor acknowledges that imposing charges in excess of those permitted under this Contract is a violation of Section 1128B(d) of the Social Security Act and subjects the Contractor to criminal penalties. The Contractor shall have language in all of its Provider subcontracts reflecting this requirement.

      5.21  FRAUD AND ABUSE PROCEDURES

            (a) The Contractor shall have an affirmative duty to timely report suspected Fraud and/or Abuse in the Medical Assistance Program or KidCare by the Beneficiaries or others, suspected criminal acts by Providers or the Contractor's employees, or Fraud or misconduct of Department employees to the Public Aid Office of Inspector General. To this end, the Contractor shall establish the following procedures, in writing:

                  (1) the Contractor shall appoint a single individual to serve as liaison to the Department regarding the reporting of allegations of Fraud, Abuse, or misconduct;

                  (2) the Contractor's procedure shall ensure that any of Contractor's personnel or subcontractors who identify suspected Fraud, Abuse, or misconduct shall make a report to Contractor's liaison;

                  (3) the Contractor's procedure shall ensure that the Contractor's liaison shall provide notice of any allegation to the OIG immediately upon receiving such report. If no reports are received in a quarter, the liaison shall certify, in writing, to the OIG that no such reports were received. Reports shall be considered timely if they are made as soon as the Contractor knew or should have known of the suspected Fraud, Abuse, or misconduct, or if no reports were filed, the certification is received within thirty (30) days after the end of the quarter; and

                  (4) the Contractor shall ensure that all its personnel and subcontractors receive notice of these procedures.

            (b) The Contractor shall not conduct any investigation of the suspected Fraud, Abuse, or misconduct of Department personnel, but shall report all incidents immediately to the OIG.

                  The Contractor may conduct investigations of its personnel, Providers, subcontractors, or Beneficiaries. If the investigation discloses potential Fraud and Abuse, as defined in this Contract, the Contractor must immediately notify the OIG and, if so directed, cease its internal investigation. Should the allegation or investigation disclose potential criminal acts by the Contractor's personnel, Providers, subcontractors, or Beneficiaries, the Contractor shall cease its internal investigation and immediately notify the OIG.

            (c) The Contractor shall cooperate with all investigations of suspected Fraud, Abuse, or Department employee misconduct.

      5.22  BENEFICIARY-PROVIDER COMMUNICATIONS

            Subject to this Article V, Section 5.1(g), and in accordance with the Managed Care Reform and Patient Rights Act, the Contractor shall not prohibit or otherwise restrict a Provider from advising a Beneficiary about the health status of the Beneficiary or medical care or treatment for the Beneficiary's condition or disease regardless of whether benefits for such care or treatment are provided under this Contract, if the Provider is acting within the lawful scope of practice, and shall not retaliate against a Provider for so advising a Beneficiary.


                                   ARTICLE VI

                            DUTIES OF THE DEPARTMENT

      6.1   ENROLLMENT

            Once the Department has determined that an individual is an Eligible Enrollee and after the Eligible Enrollee has selected the Contractor's Plan, such individual shall become a Prospective Beneficiary. A Prospective Beneficiary shall become a Beneficiary on the effective date of coverage. Coverage shall begin as designated by the Department no later than the first day of a calendar month no later than three (3) calendar months from the date the Enrollment is entered into the Department's database, after Site assignment, to ensure that Contractor's Plan is reflected on the Department-issued medical card. The Department shall transmit to the Contractor, prior to the first day of each month of coverage, a Prelisting Report.

      6.2   PAYMENT

            The Department shall pay the Contractor for the performance of the Contractor's duties and obligations hereunder. Such payment amounts shall be as set forth in Article VII of this Contract and Attachment I hereto. Unless specifically provided herein, no payment shall be made by the Department for extra charges, supplies or expenses, including, but not limited to, Marketing costs incurred by the Contractor.

      6.3   LIMITATION OF PAYMENT BY THE DEPARTMENT

            The payments made by the Department to the Contractor for services rendered pursuant to this Contract will not exceed the upper payment limits set forth in 42 C.F.R. 447.361, namely that "Medicaid payments to the Contractor, for a defined scope of services to be furnished to a defined number of recipients, may not exceed the cost to the agency of providing those same services on a fee-for-service basis to an actuarial equivalent nonenrolled population group." This payment limit has been utilized in determining the monthly Capitation rate specified in Attachment I.

      6.4   DEPARTMENT REVIEW OF CONTRACTOR MATERIALS

            Review of all Marketing Materials required by this Contract to be submitted to the Department for prior approval shall be completed by the Department on a timely basis not to exceed thirty (30) days from the date of receipt by the Department. The date of receipt shall be as confirmed by the Department to the Contractor via facsimile. If the Department does not notify the Contractor of approval or disapproval of submitted materials within such thirty (30) days, the Contractor may begin to use such materials. However, the Department, at any time, reserves the right to disapprove any materials that did not receive the Department's express written approval. In the event the Department disapproved any materials, the Contractor immediately shall cease use and/or distribution of such materials.

      6.5   ELIGIBLE ENROLLEE EDUCATION PROGRAM

            If the Department implements the enrollment process described in
            Article IV, Section 4.1(b), the Department will develop and implement, either internally or through a contractor, a program to educate Eligible Enrollees about their choice of health care delivery systems and the advantages of each, as well as other health care issues. The program will be designed to reach Eligible Enrollees early in the process of applying for Medical Assistance and KidCare.

                                  ARTICLE VII

                               PAYMENT AND FUNDING

      7.1   PAYMENT RATES

            (a) The Department will pay the Contractor on a Capitation basis, based on the eligibility classification, age and gender categories of the Beneficiary as shown on the applicable tables in Attachment I, a sum equal to the product of the approved Capitation rate and the number of Beneficiaries enrolled in that category as of the first day of that month.

            (b) The Capitation for Beneficiaries residing in areas served by a Certified Local Health Department with which the Contractor has executed a subcontract, pursuant to Article V, Section 5.2(c), shall be adjusted by the amount of the Certified Local Health Department add-on specified in Attachment I. Pursuant to Article V, Section 5.2(c), this provision concerning Certified Local Health Departments shall be implemented on a date designated by the Department.

            (c)   Fee-for-service Equivalent

                  The maximum which the Contractor's rate may not exceed is based on the fee-for-service experience of an equivalent population for an equivalent scope of benefits.

                  (1)   Capitation

                        Specific geographic estimates of the maxima for the eligibility classification, age and gender categories are developed based on actual paid claims for a date of service (DOS) period. In order to account for all claims related to the DOS period, historical data are used and inflated forward to the midpoint of the period for which the fee-for-service equivalents are being calculated. The total dollars expended for the DOS period are then aggregated by eligibility classification, age and gender category of the fee-for-service population eligible during the DOS period. (The age cohorts utilized by the Department are listed in Attachment I.)

                        The total dollar amount expended for the DOS period is then divided by the total number of eligible recipient months for the DOS period, resulting in a per member per month fee-for-service equivalent amount, based on the fee levels paid by the Department to Providers, and anticipated levels of service utilization.

                  (2)   Upper Payment Limit

                        This formula is the required calculation for the upper payment limits for Capitation and other payments (the fee-for-service equivalent). The sum of the Capitation and other rates set forth in Attachment I do not exceed those limits and are the rates agreed to by the parties hereto.

            (d) The financial impact of any new services added to the Contractor's responsibilities will be actuarially evaluated by the Department and, if material, this Contract shall be amended accordingly.

      7.2   ADJUSTMENTS

            Monthly payments to the Contractor will be adjusted for retroactive disenrollments of Beneficiaries, retroactive Enrollments of newborns, changes to Beneficiary information that affect the monthly Capitation rate (i.e., region of residence, eligibility classification, age, gender), financial sanctions imposed in accordance with Article IX, Section 9.10, rate changes in accordance with amendments to Attachment I or third-party liability collections received by the Contractor, or other miscellaneous adjustments provided for herein.

      7.3   COPAYMENTS UNDER KIDCARE

            The Contractor may charge copayments to KidCare Participants in a manner consistent with 89 Ill. Adm. Code, Part 125. If the Contractor desires to charge such copayments, the Contractor must provide written notice to the Department before charging such copayments. Such written notice to the Department shall include a copy of the policy the Contractor intends to give the Providers in its network. This policy must set forth the amount, manner, and circumstances in which copayments may be charged. Such policy is subject to the prior written approval of the Department. In the event the Contractor wishes to impose a charge for copayments after enrollment of a KidCare Participant, it must first provide at least sixty (60) days prior written notice to such KidCare Participant. The Contractor shall be responsible for promptly refunding to a KidCare Participant any copayment that, in the sole discretion of the Department, has been inappropriately collected for Covered Services. The Contractor shall not charge copayments to any Beneficiary who is an American Indian or Alaska Native. The Department will prospectively identify Beneficiaries who are American Indians or Alaska Natives.

      7.4   AVAILABILITY OF FUNDS

            Payment of obligations of the Department under this Contract are subject to the availability of funds and the appropriation authority as provided by law. Obligations of the State will cease immediately without penalty of further payment being required if in any State fiscal year the Illinois General Assembly or federal funding source fails to appropriate or otherwise make available sufficient funds for this Contract within thirty (30) days of the end of the State's fiscal year.

            (a) If State funds become unavailable, as set forth herein, to meet the Department's obligations under this Contract in whole or in part, the Department will provide the Contractor with written notice thereof prior to the unavailability of such funds, or as soon thereafter as the Department can provide written notice.

            (b) In the event that funds become unavailable to fund this Contract in whole, this Contract shall terminate in accordance with Article VIII, Section 8.4(c) of this Contract. In the event that funds become unavailable to fund this Contract in part, it is agreed by both parties that this Contract may be renegotiated (as to premium or scope of services) or amended in accordance with Article IX, Section 9.9(c). Should the Contractor be unable or unwilling to provide fewer Covered Services at a reduced Capitation rate, or otherwise be unwilling or unable to amend this Contract within ten (10) business days after receipt of a proposed amendment, the Contract shall be terminated on a date set by the Department not to exceed thirty (30) days from the date of such notice.

      7.5   HOLD HARMLESS

            The Contractor shall indemnify and hold the Department harmless from any and all claims, complaints or causes of action which arise as a result of the Contractor's failure to pay either any Provider for rendering Covered Services to Beneficiaries or any vendor, subcontractor, or the Department's mail vendor, either on a timely basis or at all, regardless of the reason or for any dispute arising between the Contractor and a vendor, mail vendor, Provider, or subcontractor; provided, however, that this provision will not nullify the Department's obligation under Article V, Sections 5.1 and 5.2 to cover services that are not Covered Services under this Contract, but that are eligible for payment by the Department.

            The Contractor warrants that Beneficiaries will not be liable for any of the Contractor's debts should the Contractor become insolvent or subject to insolvency proceedings as set forth in 215 ILCS 125/1-1 et seq.

      7.6   PAYMENT IN FULL

            Acceptance of payment of the rates specified in this Article VII for any Beneficiary is payment in full for all Covered Services provided to that Beneficiary.

                                  ARTICLE VIII

                          TERM RENEWAL AND TERMINATION

      8.1   TERM

            This Contract shall take effect on April 1, 2000 and shall continue for a period of one calendar year. This Contract shall renew automatically for two consecutive one-year terms, unless either party gives the other party written notice ninety (90) days prior to the end of the then-current term. Once either party receives notice of the other party's intent not to renew, such nonrenewal shall be irrevocable.

      8.2   CONTINUING DUTIES IN THE EVENT OF TERMINATION

            Upon termination of this Contract, the parties are obligated to perform those duties which remain under this Contract. Such duties include, but are not limited to, payment to Affiliated or non-Affiliated Providers, completion of customer satisfaction surveys, cooperation with medical records review, all reports for periods of operation, including Encounter Data, and retention of records. Termination of this Contract does not eliminate the Contractor's responsibility to the Department for overpayments which the Department determines in a subsequent audit may have been made to the Contractor, nor does it eliminate any responsibility the Department may have for underpayments to the Contractor. The Contractor warrants that if this Contract is terminated, the Contractor shall promptly supply all information in its possession or that may be reasonably obtained, which is necessary for the orderly transition of Beneficiaries and completion of all Contract responsibilities.

      8.3   TERMINATION WITH AND WITHOUT CAUSE

            (a) This Contract may be terminated by the Department with cause upon, at least, fifteen (15) days written notice to the Contractor for any reason set forth in Section 1932(e)(4)(A) of the Social Security Act. In the event such notice is given, the Contractor may request in writing a hearing, in accordance with Section 1932 of the Balanced Budget Act of 1997 by the date specified in the notice. If such a request is made by the date specified, then a hearing under procedures determined by the Department will be provided prior to termination. The Department reserves the right to notify Beneficiaries of the hearing and its purpose, to inform them that they may disenroll, and to suspend further Enrollment with the Contractor during the pendency of the hearing and any related proceedings.

            (b) This Contract may be terminated by the Department or the Contractor without cause upon ninety (90) days written notice to the other party. Any such date of termination established by the Contractor shall coincide with the last day of a coverage month.

      8.4   AUTOMATIC TERMINATION

            This Contract may, in the sole discretion of the Department, automatically terminate on a date set by the Department for any of the following reasons:

            (a) refusal by the Contractor to sign an amendment to this Contract as described in Article IX, Section 9.9(c); or

            (b) legislation or regulations are enacted or a court of competent jurisdiction interprets a law so as to prohibit the continuance of this Contract or the Medical Assistance Program; however, this provision shall not apply should KidCare be terminated; or

            (c) funds become unavailable as set forth in Article VII, Section 7.4(b); or

            (d) the Contractor fails to maintain a Certificate of Authority, as required by Article II, Section 2.6.

      8.5   REIMBURSEMENT IN THE EVENT OF TERMINATION

            In the event of termination of this Contract, reimbursement for any and all claims for Covered Services rendered to Beneficiaries prior to the effective termination date shall be the Contractor's responsibility.

                                   ARTICLE IX

                                  GENERAL TERMS

      9.1   RECORDS RETENTION, AUDITS, AND REVIEWS

            The Contractor shall maintain all business, professional and other records in accordance with 45 C.F.R. Part 74 and the specific terms and conditions of this Contract and pursuant to generally accepted accounting and medical practice. The Contractor shall maintain, for a minimum of five (5) years after completion of the Contract and after final payment is made under the Contract, adequate books, records, and supporting documents to verify the amounts, recipients, and uses of all disbursements of funds passing in conjunction with the Contract. If an audit, litigation or other action involving the records is started before the end of the five (5) year period, the records must be retained until all issues arising out of the action are resolved.

            The Contract and all books, records, and supporting documents related to the Contract shall be made available, at no charge, in Illinois, by the Contractor for review and audit by the Department, the Auditor General or other Authorized Persons. The Contractor agrees to cooperate fully with any audit conducted by the Department, the Auditor General or other Authorized Persons and to provide full access in Illinois to all relevant materials.

            Failure to maintain the books, records, and supporting documents required by this Section shall establish a presumption in favor of the State for the recovery of any funds paid by the State under the Contract for which adequate books, records, and supporting documentation are not available, in Illinois, to support their purported disbursement.

            The Contractor shall provide any information necessary to disclose the nature and extent of all expenditures made under this Contract. Such information must be sufficient to fully disclose all compensation of Marketing personnel pursuant to Article V, Section 5.3(g). The Department, the Auditor General or other Authorized Persons may inspect and audit any financial records of the Contractor or its subcontractors relating to the Contractor's capacity to bear the risk of financial losses.

            The Department, the Auditor General or other Authorized Persons may also evaluate, through inspection or other means, the quality, appropriateness, and timeliness of services performed under this Contract.

            The Department shall perform quality assurance reviews to determine whether the Contractor is providing quality and accessible health care to Beneficiaries under this Contract. The reviews may include, but are not limited to, a sample review of medical records of Beneficiaries, Beneficiary surveys and examination by consultants. The specific points of quality assurance which will be reviewed include, but are not limited to:

                  (1)   legibility of records
                  (2)   completeness of records
                  (3)   peer review and quality control
                  (4)   utilization review
                  (5)   availability, timeliness, and accessibility of care
                  (6)   continuity of care
                  (7)   utilization reporting
                  (8)   use of services
                  (9)   quality and outcomes of medical care


            The Department shall provide for an annual (as appropriate) external independent review of the above that is conducted by a qualified independent entity.

            The Department shall adjust future payments or final payments if the findings of a Department audit indicate underpayments or overpayments to the Contractor. If no payments are due and owing to the Contractor, the Contractor shall immediately refund all amounts which may be due the Department.

      9.2   NONDISCRIMINATION

            (a) The Contractor shall abide by all Federal and state laws, regulations, and orders that prohibit discrimination because of race, color, religion, sex, national origin, ancestry, age, physical or mental disability, including, but not limited to, the Federal Civil Rights Act of 1964, the Americans with Disabilities Act or 1990, the Federal Rehabilitation Act of 1973, the Illinois Human Rights Act, and Executive Orders 11246 and 11375. The Contractor further agrees to take affirmative action to ensure that no unlawful discrimination is committed in any manner including, but not limited to, the delivery of services under this Contract.

            (b) The Contractor will not discriminate against Eligible Enrollees, Prospective Beneficiaries, or Beneficiaries on the basis of health status or need for health services.

      9.3   CONFIDENTIALITY OF INFORMATION

            All information, records, data and data elements collected and maintained for the operation of the Plan and pertaining to Providers, Beneficiaries, applicants for public assistance, facilities, and associations shall be protected by the Contractor and the Department from unauthorized disclosure, pursuant to 305 ILCS 5/11.9, 5/11.10, and 5/11.12; 42 U.S.C. 654(2)(b); 42 C.F.R.
            Part 431, Subpart F; and 45 C.F.R. Part 303.21.

      9.4   NOTICES

            Notices required or desired to be given either party under this Contract, unless specifically required to be given by a specific method, may be given by any of the following methods: 1) United States mail, certified, return receipt requested; 2) a recognized overnight delivery service; or 3) via facsimile. Notices shall be deemed given on the date sent and shall be addressed as follows:

                  Contractor:   AMERICAID Illinois, Inc.
                                d/b/a Americaid Community Care
                                211 W. Wacker Drive, Suite #1350
                                Chicago, IL  60606
                                Attn: Dwight Jones, MD, President and CEO

                  Department:   Illinois Department of Public Aid
                                Bureau of Managed Care
                                201 South Grand Avenue East
                                Springfield, Illinois  62763-0001
                                Facsimile: (217) 524-7535

      9.5   REQUIRED DISCLOSURES

            (a)   Conflict of Interest

                  (1) The Contractor, by signing this Contract, covenants that the Contractor is not prohibited from contracting with State on any of the bases provided in 30 ILCS 500/50-13. The Contractor further covenants that it neither has nor shall acquire any interest, public or private, direct or indirect, which conflicts in any manner with the performance of Contractor's services and obligations under this Contract. The Contractor further covenants that it shall not employ any person having such an interest in connection with the Contractors performance hereunder. The Contractor shall be under a continuing obligation to disclose any conflicts to the Department, which shall, in its good faith discretion, determine whether any conflict is cause for the nonexecution or termination of this Contract and any amendments hereto.

                  (2) The Contractor will provide information intended to identify any potential conflicts of interest regarding its ability to perform the duties of this Contract through the filing of a disclosure statement upon the execution of this Contract, annually on or before the anniversary date of this Contract, and within thirty-five (35) days of any change occurring or of any request by the Department. The disclosure statement shall contain the following information:

                        (A) The identities of any Persons that directly or indirectly provide service or supplies to the Medical Assistance Program or KidCare with which the Contractor has any type of business or financial relationship; and

                        (B) A statement describing how the Contractor will avoid any potential conflict of interest with such Persons related to its duties under this Contract.

            (b)   Disclosure of Interest

                  The Contractor shall comply with the disclosure requirements specified in 42 C.F.R. Part 455, including, but not limited to, filing with the Department upon the execution of this Contract and within thirty-five (35) days of a change occurring, a disclosure statement containing the following:

                  (1) The name, FEIN and address of each Person With An Ownership Or Controlling Interest in the Contractor, and for individuals include home address, work address, date of birth, Social Security number and gender.

                  (2) Whether any of the individuals so identified are related to another so identified as the individual's spouse, child, brother, sister or parent.

                  (3) The name of any Person With an Ownership or Controlling Interest in the Contractor who also is a Person With an Ownership or Controlling Interest in another managed care organization that has a contract with the Department to furnish services under the Medical Assistance Program or KidCare, and the name or names of the other managed care organization.

                  (4) The name and address of any Person With an Ownership or Controlling Interest in the Contractor or who is an agent or employee of the Contractor who has been convicted of a criminal offense related to that Person With an Ownership or Controlling Interest's involvement in any program under Federal law including any program under Titles XVIII, XIX, XX or XXI of the Social Security Act, since the inception of such programs.

                  (5)   Whether any Person identified in subsections (1) through
                        (4) of this section, is currently terminated, suspended, barred or otherwise excluded from participation, or has voluntarily withdrawn as the result of a settlement agreement, in any program under Federal law including any program under Titles XVIII, XIX, XX or XXI of the Social Security Act or has within the last five (5) years been reinstated to participation in any program under Federal law including any program under Titles XVIII, XIX, XX or XXI of the Social Security Act and prior to said reinstatement had been terminated, suspended, barred or otherwise excluded from participation or has voluntarily withdrawn as the result to a settlement agreement in such programs.

                  (6) Whether the Medical Director of the Plan is a Person With an Ownership or Controlling Interest.

      9.6   HCFA PRIOR APPROVAL

            The parties acknowledge that the terms of this Contract and any amendments must receive the prior approval of HCFA, and that failure of HCFA to approve any provision of this Contract will render that provision null and void. The parties understand and agree that the Department's duties and obligations under this Contract are contingent upon such approval.

      9.7   ASSIGNMENT

            This Contract, including the rights, benefits and duties hereunder, shall not be assignable by either party without the prior written consent of the other party.

      9.8   SIMILAR SERVICES

            Nothing in this Contract shall prevent the Contractor from performing similar services for other parties. However, the Contractor warrants that at no time will the compensation paid by the Department for services rendered under this Contract exceed the rate the Contractor charges for the rendering of a similar benefit package of services to others in the Contracting Area. The Contractor also warrants that the services it provides to its Beneficiaries will be as accessible to them (in terms of timeliness, amount, duration and scope) as those services are to nonenrolled Participants within the Contracting Area.

      9.9   AMENDMENTS

            (a) This Contract may be modified or amended by the mutual consent of both parties at any time during its term. Amendments to this Contract must be in writing and signed by authorized representatives of both parties.

            (b) No change in, addition to or waiver of any term or condition of this Contract shall be binding on the Department or the Contractor unless approved in writing by authorized representatives of both parties.

            (c) The Contractor shall, upon request by the Department and upon receipt of a proposed amendment to this Contract, amend this Contract, if and when required in the opinion of the Department, to comply with federal or State laws or regulations. If the Contractor refuses to sign such amendment by the date specified by the Department, which may not be less than ten (10) business days after receipt, this Contract may terminate as provided in
                  Article VIII, Section 8.4(a).

      9.10  SANCTIONS

            In addition to termination for cause pursuant to Article VIII,
            Section 8.3(a), the Department may impose sanctions on the Contractor for the Contractor's failure to substantially comply with the terms of this Contract. Monetary sanctions imposed pursuant to this section may be collected by deducting the amount of the sanction from any payments due to the Contractor or by demanding immediate payment by the Contractor. The Department, at its sole discretion, may establish an installment payment plan for payment of any sanction. The determination of the amount of any sanction shall be at the sole discretion of the Department, within the ranges set forth below. Self-reporting by the Contractor will be taken into consideration in determining the sanction amount.

            The Department shall not impose any sanction where the noncompliance is directly caused by the Department's action or failure to act or where an act of God delays performance by the Contractor. The Department, in its sole discretion, may waive the imposition of sanctions for failures that it judges to be minor or insignificant.

            Upon determination of substantial noncompliance, the Department shall give written notice to the Contractor describing the noncompliance, the opportunity to cure the noncompliance where a cure is allowed under this Contract and the sanction which the Department will impose hereunder.

            (a)   Failure to Report or Submit

                  If the Contractor fails to submit any report or other material required by the Contract to be submitted to the Department, other than Encounter Data, by the date due, the Department will give notice to the Contractor of the late report or material and the Contractor must submit it within thirty (30) days following the notice. If the report or other material has not been submitted within thirty (30) days following the notice, the Department will give the Contractor notice of its continued failure to submit and the Contractor must submit the report or other material within thirty (30) days following the second notice. If the Contractor has not submitted the report or other material within (30) days following the second notice, the Department, without further notice, shall impose a sanction of $1,000.00 to $5,000.00 for the late report.

            (b)   Failure to Submit Encounter Data

                  If the Department determines that the Contractor has not been making good faith efforts for a period of at least thirty (30) days to work with Department in making progress toward compliance with the requirement of
                  Article V, Section 5.11(b)(1)
                  regarding Encounter Data, the Department will send the Contractor a notice of non-compliance. If the Contractor does not show good faith efforts to comply with these requirements by the end of the thirty day period following the notice, the Department, without further notice, may impose a sanction of $1,000.00 to $5,000.00. At the end of each subsequent period of thirty (30) days in which no good faith efforts are made toward compliance, the Department may, without further notice, impose a further sanction of $1,000.00 to $5,000.00.

            (c)   Failure to Meet Minimum Standards of Care

                  If the Department determines that the Contractor has not been making good faith efforts to meet any of the minimum standards of care set forth in Article V,
                  Section 5.13, the Department will send the Contractor a notice of noncompliance. If the Contractor does not show good faith efforts to establish an acceptable plan to meet the minimum standard of care referenced in the notice by the end of the thirty day period following the notice, the Department will send another notice of noncompliance. If the Contractor does not show good faith efforts to comply with these requirements by the end of the thirty (30) day period following the second notice the Department may, without further notice, impose a sanction of $1,000.00 to $5,000.00. At the end of each subsequent period of thirty (30) days in which no good faith efforts are made toward compliance, the Department may, without further notice, impose a further sanction of $1,000.00 to $5,000.00.

            (d)   Imposition of Prohibited Charges

                  If the Department determines that the Contractor has imposed a charge on a Beneficiary that is prohibited by this Contract, the Department may impose a sanction of $1,000.00 to $5,000.00.

            (e)   Misrepresentation or Falsification of Information

                  If the Department determines that the Contractor has misrepresented or falsified information furnished to an Eligible Enrollee, Prospective Beneficiary, Beneficiary, Provider, the Department or HCFA, the Department may impose a sanction of $1,000.00 to $5,000.00.

            (f)   Failure to Comply with the Physician Incentive Plan
                  Requirements

                  If the Department determines that the Contractor has failed to comply with the Physician Incentive Plan requirements of Article V, Section 5.7, the Department may impose a sanction of $1,000.00 to $5,000.00.

            (g)   Failure to Meet Access Standards

                  If the Department determines that the Contractor has not met the Provider to Beneficiary access standards established in Article V, Section 5.13(e) the Department will send the Contractor a notice of noncompliance. If the Contractor does not show good faith efforts to comply with these requirements by the end of the thirty day period following the notice the Department may impose a sanction of $1,000.00 to $5,000.00, the Department may, without further notice, suspend Enrollment of Eligible Enrollees with the Contractor or the Department may impose both sanctions.

            (h)   Failure to Provide Covered Services

                  If the Department determines that the Contractor has failed to provide, or arrange to provide, a medically necessary service that the Contractor is required to provide under law or this Contract, the Department may impose a sanction of $5,000.00 to $25,000.00.

            (i)   Discrimination Related to Pre-Existing Conditions

                  If the Department determines that discrimination related to pre-existing conditions has occurred, the Department may impose a sanction of $5,000.00 to $25,000.00, the Department may suspend Enrollment of Eligible Enrollees with the Contractor or the Department may impose both sanctions.

            (j)   Pattern of Marketing Failures

                  Where the Department determines a pattern of Marketing failures, the Department may impose a sanction of $5,000.00 to $25,000.00, the Department may suspend Enrollment of Eligible Enrollees with the Contractor or the Department may impose both sanctions.

            (k)   Other Failures

                  If the Department determines that the Contractor is in substantial noncompliance with any material terms of this Contract not specifically enunciated herein and which the Department reasonably deems sanctionable, the Department shall provide written notice to the Contractor setting forth the specific failure or noncompliant activity. If the Contractor does not correct the noncompliance within thirty (30) days of the notice the Department, without further notice, may impose a sanction of $1,000.00 to $5,000.00.

      9.11  SALE OR TRANSFER

            The Contractor shall provide the Department with the earliest possible actual notice of any sale or transfer of the Contractor's business as it relates to this Contract. If the

            Contractor is otherwise subject to SEC rules and regulations, actual notice shall be given to the Department as soon as those SEC rules and regulations permit. The Department agrees that any such notice shall be held in the strictest confidence until such sale or transfer is publicly announced or consummated. The Department shall have the right to terminate the Contract and any amendments thereto, without cause, upon notification of such sale or transfer, in accordance with Article VIII, Section 8.3(b).

      9.12  COORDINATION OF BENEFITS FOR BENEFICIARIES

            (a) The Department is responsible for the identification of Beneficiaries with health insurance coverage provided by a third party and ascertaining whether third parties are liable for medical services provided to such Beneficiaries. Money which the Department receives as a result of these collection activities shall belong to the Department to the extent the Department has incurred any expense or paid any claim and thereafter any excess receipts shall belong to the Contractor, to the extent the Contractor has incurred any expense or paid any claim, to the extent permitted by law.

            (b) The Contractor will conduct a data match for the Department to identify Illinois Medical Assistance Program and KidCare Participants with active private health insurance through the Contractor. The Department will assume the reasonable and customary costs of these semi-annual matches. The discovery of a third party liability match will prevent the Department from paying premiums for recipients already covered by the Contractor. The Contractor will further make available to the Department a contact person from whom the Department can request to make third party liability inquiries for the purpose of maintaining accurate eligibility information for these recipients.

            (c) Upon the Department's verification that a Beneficiary has third party coverage for major medical benefits, the Department shall disenroll such Beneficiary from the Contractor's Plan. Such disenrollment shall be effective the first day of the calendar month no later than three (3) months from the date the disenrollment is entered into the Department's computer system. The monthly Capitation payments shall be adjusted accordingly on the first day of the month the disenrollment is effective. The Contractor shall be notified of the disenrollment on the Prelisting Report.

            (d) The Contractor shall report with the reported Encounter Data any and all third party liability collections it receives so the Department can offset the next month's Capitation payment accordingly.

            (e) The Contractor shall report to the Department any health insurance coverage for Beneficiaries it discovers at any time.

      9.13  AGREEMENT TO OBEY ALL LAWS

            The Contractor's obligations and services hereunder are hereby made and must be performed in compliance with all applicable federal and State laws, including, but not limited to, applicable provisions of 45 C.F.R. Part 74 not hereto specified.

      9.14  SEVERABILITY

            Invalidity of any provision, term or condition of this Contract for any reason shall not render any other provision, term or condition of this Contract invalid or unenforceable.

      9.15  CONTRACTOR'S DISPUTES WITH OTHER PROVIDERS

            All disputes between the Contractor and any Affiliated or non-Affiliated Provider, or between the Contractor and any other subcontractor, shall be solely between such Provider or subcontractor and the Contractor.

      9.16  CHOICE OF LAW

            This Contract shall be governed and construed in accordance with the laws of the State of Illinois. Should any provision of this Contract require judicial interpretation, the parties agree and stipulate that the court interpreting or considering this Contract shall not apply any presumption that the terms of this Contract shall be more strictly construed against a party who itself or through its agents prepared this Contract. The parties acknowledge that all parties hereto have participated in the preparation of this Contract either through drafting or negotiation and that each party has had full opportunity to consult legal counsel of choice before execution of this Contract. Any claim against the Department arising out of this Contract must be filed exclusively with the Illinois Court of Claims (as defined in 705 ILCS 505/1) of, if jurisdiction is not accepted by that court, with the appropriate State or federal court located in Sangamon County, Illinois. The State does not waive sovereign immunity by entering into this Contract.

      9.17  DEBARMENT CERTIFICATION

            The Contractor certifies that it is not barred from being awarded a contract or subcontract under Section 50-5 of the Illinois Procurement Code (30 ILCS 500/1-1). The Contractor certifies that it has not been barred from contracting with a unit of State or local government as a result of a violation of 720 ILCS 5/33-E3 or 5/33-E4.

      9.18  CHILD SUPPORT, STATE INCOME TAX AND STUDENT LOAN REQUIREMENTS

            The Contractor certifies that its officers, directors and partners are not in default on an educational loan as provided in 5 ILCS 385/0.01 et seq., and is in compliance with State income tax requirements and with child support payments imposed upon it pursuant to a court or administrative order of this or any state. The Contractor will not be considered out of compliance with this requirement if
            (a) the Contractor provides proof of payment of past due amounts in full or (b) the alleged obligation of past due amounts is being contested through appropriate court or administrative agency proceedings and the Contractor provides proof of the pendency of such proceedings or (c) the Contractor provides proof of entry into payment arrangements acceptable to the appropriate State agency are entered into. For purposes of this paragraph, a partnership shall be considered barred if any partner is in default.

      9.19  PAYMENT OF DUES AND FEES

            The Contractor certifies that it is not prohibited from selling goods or services to the State because it pays dues or fees on behalf of its employees or agents or subsidizes or otherwise reimburses them for payment of dues or fees to any club which unlawfully discriminates (See 775 ILCS 25/1--25/3).

      9.20  FEDERAL TAXPAYER IDENTIFICATION

            Under penalties of perjury, the Contractor certifies that it has affixed its correct Federal Taxpayer Identification Number on the signature page of this Contract. The Contractor certifies that it is not: 1) a foreign corporation, partnership, limited liability company, estate, or trust; or 2) a nonresident alien individual except for those corporations registered in Illinois as a foreign corporation.

      9.21  DRUG FREE WORKPLACE

            The Contractor certifies that it is in compliance with the requirements of 30 ILCS 580/1 et seq., and has completed Attachment III to this Contract.

      9.22  LOBBYING

            The Contractor certifies to the best of his knowledge and belief, that:

            (a) No federal appropriated funds have been paid or will be paid by or on behalf of the Contractor, to any Person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with the awarding of any federal contract, the making of any federal loan or grant, the entering into of any cooperative agreement, or the extension, continuation , renewal, amendment, or modification of any federal contract, grant, loan, or cooperative agreement.

            (b) If any funds other than federal appropriated funds have been paid or will be paid to any Person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with this federal contract, grant, loan, or cooperative agreement, the Contractor shall complete and submit a Federal Standard Form LLL, "Disclosure Form to Report Lobbying," in accordance with its instructions. Such Disclosure Form may be obtained by request from the Illinois Department of Public Aid, Bureau of Fiscal Operations.

            (c) The Contractor shall require that the language of this certification be included in all subcontracts and shall ensure that such subcontracts disclose accordingly.

            This certification is a material representation of fact upon which reliance was placed when this transaction was made or entered into. Submission of this certification is a prerequisite for making or entering into the transaction imposed by 31 U.S.C. Section 1352. Any person who fails to file the required certification shall be subject to a civil penalty of not less than ten thousand dollars ($10,000.00) and not more than one hundred thousand dollars ($100,000.00) for each such failure.

      9.23  EARLY RETIREMENT

            If the Contractor is an individual, the Contractor certifies it has informed the director of the Department in writing if it was formerly employed by that agency and has received an early retirement incentive under Section 14-108.3 or Section 16-133.3 of the Illinois Pension Code (40 ILCS 5/13 et seq.). Contractor acknowledges and agrees that if such early retirement incentive was received, this Contract is not valid unless the official executing the Contract has made the appropriate filing with the Auditor General prior to execution.

      9.24  SEXUAL HARASSMENT

            The Contractor shall have written sexual harassment policies that shall comply with the requirements of 75 ILCS 5/2-105.

      9.25  INDEPENDENT CONTRACTOR

            The Contractor is an independent contractor for all purposes under this Contract. The Contractor is not a Provider as defined by the Public Aid Code and the Administrative Rules. Employees of the Contractor are not employees of the State of Illinois, and are, therefore, not entitled to any benefits provided employees of the State under the Personnel Code and regulations or other laws of the State of Illinois. The Contractor shall be responsible for accounting for the reporting of State and Federal Income Tax and Social Security Taxes, if applicable.

      9.26  SOLICITATION OF EMPLOYEES

            The Contractor and the Department agree that they shall not, during the term of this Contract and for a period of one (1) year after its termination, solicit for employment or employ, whether as employee or independent contractor, any person who is or has been employed by the other during the term of this Contract, in a managerial or policy-making role relating to the duties and obligations under this Contract, without written notice to the other. However, should an employee of the Contractor, without the prior knowledge of the management of the Department, take and pass all required employment examinations and meet all relevant employment qualifications, the Department may employ that individual and no breach of this Contract shall be deemed to have occurred. The Contractor shall immediately notify the Department's Ethics Officer in writing if the Contractor solicits or intends to solicit for employment any of the Department's employees during the term of this Contract. The Department will be responsible for keeping the Contractor informed as to the name and address of the Ethics Officer.

      9.27  NONSOLICITATION

            The Contractor warrants that it has not employed or retained any company or person, other than a bona fide employee working solely for the Contractor, to solicit or secure this Contract, and that he has not paid or agreed to pay any company or person, other than a bona fide employee working solely for the Contractor, any fee, commission, percentage, brokerage fee, gifts or any other consideration contingent upon or resulting from the award or making of this Contract. For breach or violation of this warranty, the Department shall have the right to annul this Contract without liability, or in its discretion, to deduct from compensation otherwise due the Contractor the commission, percentage, brokerage fee, gift or contingent fee.

      9.28  OWNERSHIP OF WORK PRODUCT

            Any documents prepared by the Contractor solely for the Department upon the Department's request or as required under this Contract, shall be the property of the Department, except that the Contractor is hereby granted permission to use, without payment, all such materials as it may desire. Standard documents and reports, claims processing data and Beneficiary files and information prepared or maintained by the Contractor in order to perform under this Contract are and shall remain the property of the Contractor, subject to applicable confidentiality statutes; however, the Department shall be entitled to copies of all such documents, reports or claims processing information which relate to Beneficiaries or services performed hereunder. In the event of any termination of the Contract, the Contractor shall cooperate with the Department in supplying any required data in order to ensure a smooth termination and provide for continuity of care of all Beneficiaries enrolled with the Contractor. Notwithstanding anything to the contrary contained in this Contract, all computer programs, electronic data bases, electronic data processing documentation and source materials collected, developed, purchased or used by the Contractor in order to perform its duties under this Contract, shall be and remain the sole property of the Contractor.

      9.29  BRIBERY CERTIFICATION

            By signing this Contract, the Contractor certifies that neither it nor any of its officers, directors, partners, or subcontractors have been convicted of bribery or attempting to bribe an officer or employee of the State of Illinois, nor has the Contractor, its officers, directors, or partners made an admission of guilt of such conduct which is a matter of record, nor has an official, agent, or employee of the Contractor committed bribery or attempted bribery on behalf of the Contractor, its officers, directors, partners or subcontractors and pursuant to the direction or authorization of any responsible official of the Contractor. The Contractor further certifies that it will not subcontract with any subcontractors who have been convicted of bribery or attempted bribery.

      9.30  NONPARTICIPATION IN INTERNATIONAL BOYCOTT

            The Contractor certifies that neither it nor any substantially owned Affiliated company is participating or shall participate in an international boycott in violation of the provisions of the U.S. Export Administration Act of 1979 or the regulations of the U.S. Department of Commerce promulgated under that Act.

      9.31  COMPUTATIONAL ERROR

            The Department reserves the right to correct any mathematical or computational error in payment subtotals or total contractual obligation. The Department will notify the Contractor of any such corrections.

      9.32  SURVIVAL OF OBLIGATIONS

            The Contractor's and the Department's obligations under this Contract that by their nature are intended to continue beyond the termination or expiration of this Contract will survive the termination or expiration of this Contract.

      9.33  CLEAN AIR ACT AND CLEAN WATER ACT CERTIFICATION

            The Contractor certifies that it is in compliance with all applicable standards, orders or regulations issued pursuant to the Clean Air Act (42 U.S.C. 7401 et seq.) and the Federal Water Pollution Control Act, as amended (33 U.S.C. 1251 et seq.). The Department shall report violations to the United States Department of Health and Human Services and the appropriate Regional Office of the United States Environmental Protection Agency.

      9.34  NON-WAIVER

            Failure of either party to insist on performance of any term or condition of this Contract or to exercise any right or privilege hereunder shall not be construed as a continuing or future waiver of such term, condition, right, or privilege.

      9.35  NOTICE OF CHANGE IN CIRCUMSTANCES

            In the event the Contractor, its parent or related corporate entity becomes a party to any litigation, investigation, or transaction that may reasonably be considered to have a material impact on the Contractor's ability to perform under this Contract, the Contractor will immediately notify the Department in writing.

      9.36  PUBLIC RELEASE OF INFORMATION

            News releases directly pertaining to this Contract or the services or project to which it relates shall not be made without prior approval by, and in coordination with, the Department, subject however, to any disclosure obligations of the Contractor under applicable law, rule or regulation.

            The parties will cooperate in connection with media inquiries and in regard to media campaigns or media initiatives involving this project.

            The Contractor shall not disseminate any publication, presentation, technical paper or other information related to the Contractor's duties and obligations under this Contract unless such dissemination has been approved in writing by the Department.

      9.37  PAYMENT IN ABSENCE OF FEDERAL FINANCIAL PARTICIPATION

            In addition to any assessment of sanctions, pursuit of actual damages, or termination or nonextension of this Contract, if any failure of the Contractor to meet the requirements, including time frames, of this Contract results in the deferring or disallowance of federal funds from the State, the Department will withhold and retain an equivalent amount from payment(s) to the Contractor until such federal funds are released to the State (at which time the Department will release to the Contractor such funds as the Department was retaining as a result thereof).

      9.38  EMPLOYMENT REPORTING

            The Contractor certifies that it shall comply with the requirements of 820 ILCS 405/1801.1, concerning newly hired employees.

      9.39  CERTIFICATION OF PARTICIPATION

            (a) The Contractor certifies that neither it, nor any employees, partners, officers or shareholders owning at least five percent (5%) of said Contractor is currently barred, suspended or terminated from participation in the Medicaid or Medicare programs, nor are any of the above persons currently under sanction for, or serving a sentence for conviction of any Medicaid or Medicare program offenses.

            (b) If Contractor, any employee, partner, officer or shareholder owning at least five percent (5%) was ever (but is not currently) barred, suspended or terminated from participation in the Medicaid or Medicare programs or was ever sanctioned for or convicted of any Medicaid or Medicare program offenses, the Contractor must immediately report to the Department in writing, including for each offense, the date the offense occurred, the action causing the offense, the penalty or sentence assessed and the date the penalty was paid or the sentence completed.

      9.40  INDEMNIFICATION

            To the extent allowed by law, the Contractor and the Department agree to indemnify, defend and hold harmless the other party, its officers, agents, designees, and employees from any and all claims and losses accruing or resulting in connection with the performance of this Agreement which are due to the negligent or willful acts or omission of the other party. In the event either party becomes involved as a party to litigation in connection with services or products provided under this Agreement, that party agrees to immediately give the other party written notice. The Party so notified, at its sole election and cost, may enter into such litigation to protect its interests.

            This indemnification is conditioned upon (1) the right of the Department or the Contractor when such party is the indemnifying party pursuant to this Article IX, Section 9.40 ("indemnifying party") to defend against any such action or claim and to settle, compromise or defend same in the sole discretion of the indemnifying party; (2) receipt of written notice by the indemnifying party as soon as practicable after the party seeking indemnification's first notice of an action or claim for which indemnification is sought hereunder; and (3) the full cooperation of the party seeking indemnification in defense or handling of any such action or claim.

      9.41  GIFTS

            (a) The Contractor and the Contractor's principals, employees, and subcontractors are prohibited from giving gifts to employees of the Department, and are prohibited from giving gifts to, or accepting gifts from, any Person who has a contemporaneous contract with the Department involving duties or obligations related to the Contract.

            (2) The Contractor will provide the Department with advance notice of the Contractor's providing gifts, excluding charitable donations, given as incentives to community-based organizations in Illinois and Participants or KidCare Participants in Illinois to assist the Contractor in carrying out its responsibilities under this Contract.

      9.42 BUSINESS ENTERPRISE FOR MINORITIES, FEMALES AND PERSONS WITH DISABILITIES.

            The Contractor certifies that it is in compliance with 30 ILCS 575/0.01 et seq., and has completed attachment IV.

            IN WITNESS WHEREOF, the Department and the Contractor hereby execute and deliver this Contract effective as of the Effective Date.

STATE OF ILLINOIS
DEPARTMENT OF PUBLIC AID

                          BY:

        Ann Patla

TITLE:   Director

DATE:
     -------------------------
CONTRACTOR

                          BY:

                    TITLE:

                    DATE:

                                FEIN:

                                  ATTACHMENT I

                                   RATE SHEETS

(a)   Contractor Name:   AMERICAID Illinois, Inc.
                         d/b/a Americaid Community Care

      Address:           211 W. Wacker Drive, Suite #1350
                         Chicago, IL  60606

(b)   Contracting Area(s) Covered by the Contractor and Enrollment Limit:


-------------------------------------------------------------------------------------------------------------------------------
                               Contracting Area                               Enrollment Limit
-------------------------------------------------------------------------------------------------------------------------------
                                  Region IV                                       100,000
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------


(c)         Total Enrollment Limit for all Contracting Areas:      100,000

(d)         Threshold Review Levels:   80,000

(e) Standard Capitation Rates for MAG Beneficiaries for each Region:

------------------------------------------------------------------------------------------------------
        Age/Gender      Region I         Region II       Region III        Region IV         Region V
                         (N.W.            (Central        (Southern          (Cook           (Collar
                       Illinois)         Illinois)        Illinois)         County)         Counties)
                          PMPM              PMPM             PMPM             PMPM             PMPM
------------------------------------------------------------------------------------------------------
          0-2 F         $214.19           $149.47          $206.08          $254.29          $181.15
------------------------------------------------------------------------------------------------------
          0-2 M         $242.48           $183.18          $263.92          $300.07          $183.68
------------------------------------------------------------------------------------------------------
          3-13 F         $39.63            $41.98           $47.02           $40.55           $32.21
------------------------------------------------------------------------------------------------------
          3-13 M         $47.40            $52.61           $55.95           $49.60           $40.28
------------------------------------------------------------------------------------------------------
         14-20 F        $209.65           $181.58          $204.84          $169.14          $167.32
------------------------------------------------------------------------------------------------------
         14-20 M         $74.37            $70.44           $75.51           $63.46           $46.99
------------------------------------------------------------------------------------------------------
         21-44 F        $201.77           $186.87          $206.99          $203.22          $181.66
------------------------------------------------------------------------------------------------------
         21-44 M        $100.41           $111.11          $132.34          $148.11          $102.05
------------------------------------------------------------------------------------------------------
          45+ F         $324.75           $292.50          $269.83          $245.81          $236.39
------------------------------------------------------------------------------------------------------
          45+ M         $195.92           $304.26          $291.83          $221.72          $177.78
------------------------------------------------------------------------------------------------------

           Certified Local Health Department add-on: To be determined.

(f) Standard Capitation Rates for MANG Beneficiaries for each Region:

----------------------------------------------------------------------------------------------------------
        Age/Gender        Region I         Region II        Region III         Region IV          Region V
                           (N.W.            (Central        (Southern           (Cook            (Collar
                         Illinois)         Illinois)        Illinois)          County)          Counties)
                            PMPM              PMPM             PMPM             PMPM              PMPM
----------------------------------------------------------------------------------------------------------
          0-2 F           $277.63           $270.73          $276.42           $221.95           $175.33
----------------------------------------------------------------------------------------------------------
          0-2 M           $337.39           $320.77          $236.83           $259.94           $203.36
----------------------------------------------------------------------------------------------------------
          3-13 F           $46.02            $44.62           $52.51            $43.55            $39.42
----------------------------------------------------------------------------------------------------------
          3-13 M           $58.45            $63.44           $67.51            $55.10            $51.37
----------------------------------------------------------------------------------------------------------
         14-20 F          $260.15           $234.40          $246.15           $238.15           $260.81
----------------------------------------------------------------------------------------------------------
         14-20 M           $79.62           $119.09          $121.82            $82.31           $181.38
----------------------------------------------------------------------------------------------------------
         21-44 F          $245.64           $245.87          $226.89           $266.25           $244.39
----------------------------------------------------------------------------------------------------------
         21-44 M          $145.22           $107.80          $103.83            $98.85           $119.40
----------------------------------------------------------------------------------------------------------
          45+ F           $279.44           $329.92          $300.30           $255.70           $270.54
----------------------------------------------------------------------------------------------------------
          45+ M           $340.30           $205.30          $239.31           $247.28           $292.90
----------------------------------------------------------------------------------------------------------

           Certified Local Health Department add-on: To be determined.

(g) Capitation Rates for KidCare Participants for each Region:


----------------------------------------------------------------------------------------------------------
        Age/Gender        Region I         Region II        Region III          Region IV        Region V
                           (N.W.            (Central         (Southern           (Cook          (Collar
                         Illinois)         Illinois)         Illinois)           County)        Counties)
                            PMPM              PMPM              PMPM              PMPM            PMPM

----------------------------------------------------------------------------------------------------------
          1-2 F            $66.34            $67.54            $73.13             $74.63          $60.58
----------------------------------------------------------------------------------------------------------
          1-2 M            $92.26            $75.87            $96.90             $86.82          $73.08
----------------------------------------------------------------------------------------------------------
          3-13 F           $39.25            $41.38            $46.47             $40.71          $32.31
----------------------------------------------------------------------------------------------------------
          3-13 M           $47.00            $51.79            $55.68             $49.87          $40.63
----------------------------------------------------------------------------------------------------------
         14-18 F           $87.57            $85.98            $99.19             $77.53          $73.22
----------------------------------------------------------------------------------------------------------
         14-18 M           $73.14            $69.51            $75.56             $63.48          $46.69
----------------------------------------------------------------------------------------------------------

           Certified Local Health Department add-on: To be determined.

                                  ATTACHMENT II

                          KIDCARE PARTICIPATION OPTION

     The Contractor shall indicate by signing the appropriate line below whether or not it agrees to accept KidCare Participants as Beneficiaries in accordance with the terms and conditions of this Contract.

     KIDCARE PARTICIPATION

     The Contractor agrees to accept KidCare Participants as Beneficiaries in accordance with the terms of this Contract.

     CONTRACTOR

     By:
        -------------------------------------
     Its:
         ------------------------------------
     Date:
          -----------------------------------

     MEDICAL ASSISTANCE PARTICIPATION ONLY

     The Contractor does not agree to accept KidCare Participants as Beneficiaries under this Contract.

     CONTRACTOR

     By:
        -------------------------------------
     Its:
         ------------------------------------
     Date:
          -----------------------------------

                                 ATTACHMENT III

                          DRUG FREE WORKPLACE AGREEMENT

The contractor certifies that he/she/it will not engage in the unlawful manufacture, distribution, dispensation, possession, or use of a controlled substance in the performance of the Agreement.

CHECK THE BOX THAT APPLIES:

            This business or corporation does not have twenty-five (25) or more employees.

            This business or corporation has twenty-five (25) or more employees, and the contractor certifies and agrees that it will provide a drug free workplace by:

A)    Publishing a statement:

      1) Notifying employees that the unlawful manufacture, distribution, dispensation, possession or use of a controlled substance, including cannabis, is prohibited in the grantee's or contractor's workplace.

      2) Specifying the actions that will be taken against employees for violations of such prohibition.

      3) Notifying the employees that, as a condition of employment on such contract, the employee will:

            a)    abide by the terms of the statement; and

            b) notify the employer of any criminal drug statute conviction for a violation occurring in the workplace no later than five
                  (5) days after such conviction.

B)    Establishing a drug free awareness program to inform employees about:

      1)    the dangers of drug abuse in the workplace;

      2)    the contractor's policy of maintaining a drug free workplace;

      3) any available drug counseling, rehabilitation, and employee assistance programs; and

      4) the penalties that may be imposed upon an employee for drug violations.

C) Providing a copy of the statement required by subparagraph (a) to each employee engaged in the performance of the contract or grant and to post the statement in a prominent place in the workplace.

D) Notifying the contracting or granting agency within ten (10) days after receiving notice under part (B) or paragraph (3) of subsection (a) above from an employee or otherwise receiving actual notice of such conviction.

E) Imposing a sanction on, or requiring the satisfactory participation in a drug abuse assistance or rehabilitation program by, any employee who is so convicted, as required by section 5 of the Drug Free Workplace Act, 1992 Illinois Compiled Statute, 30 ILCS 580/5.

F) Assisting employees in selecting a course of action in the event drug counseling, treatment, and rehabilitation is required and indicating that a trained referral team is in place.

G) Making a good faith effort to continue to maintain a drug free workplace through implementation of the Drug Free Workplace Act, 1992 Illinois Compiled Statute, 30 ILCS 580/1 et seq.

THE UNDERSIGNED AFFIRMS, UNDER PENALTIES OF PERJURY, THAT HE OR SHE IS AUTHORIZED TO EXECUTE THIS CERTIFICATION ON BEHALF OF THE DESIGNATED ORGANIZATION.

Printed Name of Organization

Signature of Authorized Representative      Requisition/Contract/Grant ID Number

Printed Name and Title                      Date

                                  ATTACHMENT IV

                  BUSINESS ENTERPRISE PROGRAM CONTRACTING GOAL

The Business Enterprise Program Act for Minorities, Females and Persons with Disabilities (30 ILCS 575/1) establishes a goal that not less than 12% of the total dollar amount of State contracts be awarded to businesses owned and controlled by persons who are minority, female or who have disabilities (the percentages are 5%/5%/2% respectively) and have been certified as such ("BEPs"). This goal can be met by contracts let directly to such businesses by the State, or indirectly by the State's contractor ordering goods or services from BEPs when suppliers or subcontractors are needed to fulfill the contract. Call the Business Enterprise Program at 312/814-4190 (Voice & TDD), 800/356-9206 (Toll
Free), or 800/526-0844 (Illinois Relay Center for Hearing Impaired) for a list of certified businesses appropriate for the particular contract.

1. If you are a BEP, please identify which agency certified the business and in what capacity by checking the applicable blanks:

Certifying Agency:                                   Capacity:

___ Department of Central Management Services        ___ Minority

___ Women's Business Development Center              ___ Female

___ Chicago Minority Business Development Council    ___ Person with Disability

___ Illinois Department of Transportation            ___ Disadvantaged


                                ___ Other (identify)

2. If the "Capacity" blank is not checked, do you have a written policy or goal regarding contracting with BEPs?

            Yes ___                 No ___

            -     If "Yes", please attach a copy.

            - If "No", will you make a commitment to contact BEPs and consider their proposals?

            Yes ___                 No ___

3. Do you plan on ordering supplies or services in furtherance of this project from BEPs?

            Yes ___                 No ___

            - If "Yes", please identify what you plan to order, the estimated value as a percentage of your total proposal, and the names of the BEPs you plan to use.

                                      This information is submitted on behalf of (Name of Vendor)

                     Name (printed):                                      Title:

                           Signature:                                     Date:

                                    EXHIBIT A

                             QUALITY ASSURANCE (QA)

1. All services provided by or arranged by the Contractor to be provided shall be in accordance with prevailing professional community standards. The Contractor shall establish a program that systematically and routinely collects data to review that includes quality oversight and monitoring performance and patient results. The program shall include provision for the interpretation of such data to the Contractor's practitioners. The Contractor shall have in effect a program consistent with the utilization control requirements of 42 C.F.R. Part 456. This program will include, when required by the regulations, written plans of care and certifications of need of care.

2. The Contractor shall establish procedures such that the Contractor shall be able to demonstrate that it meets the requirements of the HMO Federal qualification regulations (42 C.F.R. 417.106 and/or the Medicare HMO/CMP regulations (42 C.F.R. 417.418(c)). These regulations require that an HMO/CMP have an ongoing fully implemented Quality Assurance program for health services that:

      a. monitors the health care services it provides or arranged to provide;

      b.    stresses health outcomes;

      c. provides review by Physicians licensed to practice medicine in all its branches and other health professionals of the process followed in the provision of health services;

      d.    includes fraud control provisions;

      e.    establishes and monitors access standards;

      f. uses systematic data collection of performance and patient results, provides interpretation of these data to its practitioners, and institutes needed changes; and

      g. includes written procedures for taking appropriate remedial action whenever, as determined under the quality assurance program, inappropriate or substandard services have been furnished or services that should have been furnished have not been provided.

3. The Contractor shall provide to the Department a written description of its Quality Assurance Plan (QAP) for the provision of clinical services (e.g., medical, medically related, and behavioral health services). This written description must meet federal and State requirements:

      a. Goals and objectives - The written description shall contain a detailed set of QA objectives that are developed annually and include a timetable for implementation and accomplishment.

      b. Scope - The scope of the QAP shall be comprehensive, addressing both the quality of clinical care and the quality of non-clinical aspects of service, such as and including: availability, accessibility, coordination, and continuity of care.

      c. Methodology - The QAP methodology shall provide for review of the entire range of care provided, by assuring that all demographic groups, care settings, (e.g., inpatient, ambulatory, and home care), and types of services (e.g., preventive, primary, specialty care, behavioral health, and ancillary services) are included in the scope of the review. Documentation of the monitoring and evaluation plan shall be provided to Department.

      d. Activities - The written description shall specify quality of care studies and other activities to be undertaken over a prescribed period of time, and methodologies and organizational arrangements to be used to accomplish them. Individuals responsible for the studies and other activities shall be clearly identified and shall be appropriate. The written description shall provide for continuous performance of the activities, including tracking of issues over time.

      e. Provider review - The written description shall document how Physicians licensed to practice medicine in all its branches and other health professionals will be involved in reviewing quality of care and the provision of health services and how feedback to health professionals and the Contractor staff regarding performance and patient results will be provided.

      f. Focus on health outcomes - The QAP methodology shall address health outcomes; a complete description of the methodology shall be fully documented and provided to Department.

      g. Systematic process of quality assessment and improvement - The QAP shall objectively and systematically monitor and evaluate the quality and appropriateness of care and service to members, and pursue opportunities for improvement on an ongoing basis. Documentation of the monitoring activities and evaluation plan shall be provided to the Department.

4. The Contractor shall provide the Department with the QAP written guidelines which delineate the QA process, specifying:

      a.    Clinical areas to be monitored:

      i. The monitoring and evaluation of clinical care shall reflect the population served by the Contractor in terms of age groups, disease categories, and special risk status.

      ii. The QAP shall, at a minimum, monitor and evaluate care and services in certain priority clinical areas of interest specified by the Department.

      iii At its discretion and/or as required by the Department, the Contractor's QAP must monitor and evaluate other important aspects of care and service.

      iv.   At a minimum, the following areas shall be monitored:

            (a)   for pregnant women:

                  (1)   number of prenatal visits;
                  (2)   provision of ACOG recommended prenatal screening tests;
                  (3)   neonatal deaths;
                  (4)   length of hospitalization for the mother; and
                  (5)   length of newborn hospital stay for the infant.

            (b)   for children:

                  (1)   number of well-child visits appropriate for age;
                  (2)   immunization status;
                  (3)   number of hospitalizations;
                  (4)   length of hospitalizations; and
                  (5) medical management for a limited number of medically complicated conditions as agreed to by the Contractor and Department.

            (c)   for adults:

                  (1) preventive health care (e.g., initial health history and physical exam; mammography; papanicolaou smear).

            (d)   for behavioral health:

                  (1)   all areas specified in Paragraph 12 of this Exhibit A.

b. Use of Quality Indicators - Quality indicators are measurable variables relating to a specified clinical area, which are reviewed over a period of time to monitor the process of outcomes of care delivered in that clinical area:

            i. The Contractor shall identify and use quality indicators that are objective, measurable, and based on current knowledge and clinical experience.

            ii. The Contractor shall document that methods and frequency of data collected are appropriate and sufficient to detect need for program change.

            iii. For the priority clinical areas specified by Department, the Contractor shall monitor and evaluate quality of care through studies which address, but are not limited to, the quality indicators also specified by Department.

      c. Analysis of clinical care and related services, including behavioral health services:

            i. Appropriate clinicians shall monitor and evaluate quality through review of individual cases where there are questions about care, and through studies analyzing patterns of clinical care and related service.

            ii. Multi disciplinary teams shall be used, where indicated, to analyze and address systems issues.

            iii Clinical and related service areas requiring improvement shall be identified and documented with a corrective action plan developed and monitored.

      d. Implementation of Remedial/Corrective Actions - The QAP shall include written procedures for taking appropriate remedial action whenever, as determined under the QAP, inappropriate or substandard services are furnished, including in the area of behavioral health, or services that should have been furnished were not. Quality assurance actions that result in remedial or corrective actions shall be forwarded by the Contractor to the Department on a timely basis.

            Written remedial/corrective action procedures shall include:

            i. specification of the types of problems requiring remedial/corrective action;

            ii. specification of the person(s) or body responsible for making the final determinations regarding quality problems;

            iii.  specific actions to be taken;

            iv. a provision for feedback to appropriate health professionals, providers and staff;

            v. the schedule and accountability for implementing corrective actions;

            vi. the approach to modifying the corrective action if improvements do not occur; and

            vii. procedures for notifying a Primary Care Provider group that a particular Physician licensed to practice medicine in all its branches is no longer eligible to provide services to Beneficiaries.

      e. Assessment of Effectiveness of Corrective Actions - The Contractor shall monitor and evaluate corrective actions taken to assure that appropriate changes have been made. The Contractor shall assure follow-up on identified issues to ensure that actions for improvement have been effective and provide documentation of same.

      f.    Evaluation of Continuity and Effectiveness of the QAP:

            i. The Contractor shall conduct a regular (minimum annual) examination of the scope and content of the QAP to ensure that it covers all types of services, including behavioral health services, in all settings, as required.

            ii. At the end of each year, a written report on the QAP shall be prepared by the Contractor and submitted to the Department as a component part of the QA/UR/PR Report identified in Exhibit C, which report addresses:

                  (a) QA studies, including quality indicators and methodology, and other activities completed;

                  (b) peer review (e.g., results of the medical records and credentialing/recredentialing activities);

                  (c) utilization data including progress toward meeting preventive care participation goals and selected HEDIS measures;

                  (d)   Beneficiary Satisfaction Survey analysis;

                  (e) trending of clinical and service indicators and other performance data;

                  (f)   demonstrated improvements in quality;

                  (g) areas of deficiency and recommendations for corrective action;

                  (h)   an evaluation of the overall effectiveness of the QAP;
                        and

                  (i) changes implemented or to be implemented over the next year.

5. The Contractor shall have a governing body to which the QAP shall be held accountable ("Governing Body"). The Governing Body of the Contractor shall be the Board of Directors or, where the Board's participation with quality improvement issues is not direct, a designated committee of the senior management of the Contractor. This Board of Directors or Governing Body shall be ultimately responsible for the execution of the QAP. However, changes to the medical quality assurance program shall be by the chair of the QA Committee.

      Responsibilities of the Governing Body include:

      a. Oversight of QAP - The Contractor shall document that the Governing Body has approved the overall QAP and an annual QA plan.

      b. Oversight Entity - The Governing Body shall document that it has formally designated an accountable entity or entities within the organization to provide oversight of QA, or has formally decided to provide such oversight as a committee of the whole. Behavioral health shall be included in the QAP Report.

      c. QAP Progress Reports - The Governing Body shall routinely receive written reports from the QAP describing actions taken, progress in meeting QA objectives, and improvements made.

      d. Annual QAP Review - The Governing Body shall formally review on a periodic basis (but no less frequently than annually) a written report on the QAP which includes: studies undertaken, results, subsequent actions, and aggregate data on utilization and quantity of services rendered, to assess the QAP's continuity, effectiveness and current acceptability. Behavioral health shall be included in the Annual QAP Review.

      e. Program Modification - Upon receipt of regular written reports from the QAP delineating actions taken and improvements made, the Governing Body shall take action when appropriate and direct that the operational QAP be modified on an ongoing basis to accommodate review findings and issues of concern within the Contractor. This activity shall be documented in the minutes of the meetings of the Governing Board in sufficient detail to demonstrate that it has directed and followed up on necessary actions pertaining to Quality Assurance.

6. The QAP shall delineate an identifiable structure responsible for performing QA functions within the Contractor. This committee or other structure shall have:

      a. Regular Meetings - The structure/committee shall meet on a regular basis with specified frequency to oversee QAP activities. This frequency shall be sufficient to demonstrate that the structure/committee is following-up on all findings and required actions, but in no case shall such meetings be held less frequently than quarterly. A copy of the meeting summaries/minutes shall be submitted to the Department no later than thirty (30) days after the close of the quarterly reporting period.

      b. Established Parameters for Operating - The role, structure and function of the structure/committee shall be specified.

      c. Documentation - There shall be records kept documenting the structure's/committee's activities, findings, recommendations and actions.

      d. Accountability - The QAP committee shall be accountable to the Governing Body and report to it (or its designee) on a scheduled basis on activities, findings, recommendations and actions.

      e. Membership - There shall be active participation in the QA committee from Plan Providers, who are representative of the composition of the Plan's Providers. There shall be a majority of Contractor-Affiliated practicing Physicians licensed to practice medicine in all its branches.

7. There shall be a designated senior executive who will be responsible for program implementation. The Contractor's Medical Director shall have substantial involvement in QA activities and shall be responsible for the required reports.

      a. Adequate Resources - The QAP shall have sufficient material resources, and staff with the necessary education, experience, or training, to effectively carry out its specified activities.

      b.    Provider Participation in the QAP --

            i. Participating Physicians licensed to practice medicine in all its branches and other Providers shall be kept informed about the written QA plan.

            ii. The Contractor shall include in all its Provider subcontracts and employment agreements a requirement securing cooperation with the QAP for both Physicians licensed to practice medicine in all its branches and non-physician Providers.

            iii. Contracts shall specify that hospitals and other subcontractors will allow access to the medical records of its Beneficiaries to the Contractor.

8. The Contractor shall remain accountable for all QAP functions, even if certain functions are delegated to other entities. If the Contractor delegates any QA activities to subcontractors:

      a. There shall be a written description of the following: the delegated activities; the delegate's accountability for these activities; and the frequency of reporting to the Contractor.

      b. The Contractor shall have written procedures for monitoring and evaluating the implementation of the delegated functions and for verifying the actual quality of care being provided.

      c. There shall be evidence of continuous and ongoing evaluation of delegated activities, including approval of quality improvement plans and regular specified reports.


9. The QAP shall contain provisions to assure that Physicians licensed to practice medicine in all its branches and other health care professionals, who are licensed by the State and who are under contract with the Contractor, are qualified to perform their services and credentialed by the Contractor. Recredentialing shall occur at least once every two (2) years.

10. The Contractor shall put a basic system in place which promotes continuity of care and case management. The Contractor shall provide documentation on:

      a. Monitoring the quality of care across all services and all treatment modalities.

      b. Studies, reports, protocols, standards, worksheets, minutes, or such other documentation as may be appropriate, concerning its QA activities and corrective actions and make such documentation available to the Department upon request.

11. The findings, conclusions, recommendations, actions taken, and results of the actions taken as a result of QA activity, shall be documented and reported to appropriate individuals within the organization and through the established QA channels. The Contractor shall document coordination of QA activities and other management activities.

      a. QA information shall be used in recredentialing, recontracting and/or annual performance evaluations.

      b. QA activities shall be coordinated with other performance monitoring activities, including utilization management, risk management, and resolution and monitoring of member complaints and grievances.

      c. There shall be a linkage between QA and the other management functions of the Plan such as:

            i.    network changes;

            ii.   benefits redesign;

            iii.  medical management systems (e.g., pre-certification);

            iv. practice feedback to Physicians licensed to practice medicine in all its branches; and

            v.    patient education.

      d. In the aggregate, without reference to individual Physicians licensed to practice medicine in all its branches or Beneficiary identifying information, all Quality Assurance findings, conclusions, recommendations, actions taken, results or other documentation relative to QA shall be reported to Department on a quarterly basis or as requested by the Department. The Department shall be notified of any Physician licensed to practice medicine in all its branches terminated from a subcontract with the Contractor for a quality of care issue.

12. The Contractor shall, through its behavioral health subcontractor and its internal QAP, monitor the quality of behavioral health services its subcontractor provides. Areas to be monitored include:

      a.    behavioral health network adequacy;

      b. Beneficiary access to timely behavioral health services through self-referral, PCP/specialist referral, MCO referral, CBHP referral, or referral by other entities;

      c. an individual plan or treatment and provision of appropriate level of care;

      d. coordination of care between the CBHPs, MCO behavioral health subcontractor, and the Primary Care Provider;

      e.    provision of follow-up services and continuity of care;

      f. involvement of the Primary Care Provider in aftercare to the extent possible, ensuring client confidentiality protections provided under law;

      g. member satisfaction with access to and quality of behavioral health services; and

      h. behavioral health service utilization, as set forth in the following chart.

The following behavioral health care utilization statistics shall be determined and reported quarterly to the Department in a format agreed to by the MCOs and
Department:


SUBSTANCE ABUSE/CHEMICAL DEPENDENCY:                                              MENTAL HEALTH:
------------------------------------                                              --------------
Inpatient (Rehab):                                                                Acute Inpatient Psychiatric Admission:
------------------                                                                --------------------------------------
Number of Admits                                                                  Number of Admits
Admits/1000 Beneficiaries                                                         Admits/1000 Beneficiaries
Number of Days of Care                                                            Number of Days of Care
Days/1000 Beneficiaries                                                           Days/1000 Beneficiaries
Average Length of Stay ("ALOS")                                                   ALOS



Inpatient (Detox):
------------------
Number of Admits
Admits/1000 Beneficiaries
Number of Days of Care
Days/1000 Beneficiaries
ALOS

Partial (Day/Night) Treatment:                                                    Partial (Day/Night) Treatment:
------------------------------                                                    ------------------------------
Number of Admits                                                                  Number of Admits
Admits/1000 Beneficiaries                                                         Admits/1000 Beneficiaries
Number of Days of Care                                                            Number of Days of Care
Days/1000 Beneficiaries                                                           Days/1000 Beneficiaries
ALOS                                                                              ALOS

Intensive Outpatient Program:                                                     Intensive Outpatient Program:
-----------------------------                                                     -----------------------------
Number of Outpatients                                                             Number of Outpatients
Outpatients/1000 Beneficiaries                                                    Outpatients/1000 Beneficiaries
Number of Days of Care                                                            Number of Days of Care
Days/1000 Beneficiaries                                                           Days/1000 Beneficiaries
ALOS                                                                              ALOS

Outpatient:                                                                       Outpatient:
-----------                                                                       -----------
Number of Outpatients                                                             Number of Outpatients
Outpatients/1000 Beneficiaries                                                    Outpatients/1000 Beneficiaries
Number of Outpatient Sessions                                                     Number of Outpatient Sessions
Average Number of Sessions                                                        Average Number of Sessions

Follow-up:                                                                        Follow-up:
----------                                                                        ----------
Number of Discharges with                                                         Number of Discharges with
Follow-up Care Plan and Treatment                                                 Follow-up Care Plan and Treatment



The provision of behavioral health services and appropriate risk assessment and referral shall be included in the Contractor's medical record review processes and considered for a clinical evaluation study as further described in Exhibit B, Utilization Review/Peer Review, under (4).

                                    EXHIBIT B

                         UTILIZATION REVIEW/PEER REVIEW

1. The Contractor shall have a utilization review and peer review committee(s) whose purpose will be to review data gathered and the appropriateness and quality of care. The committee(s) shall review and make recommendations for changes when problem areas are identified and report suspected Fraud and Abuse in the Medical Assistance Program or KidCare to the Department's Office of Inspector General. The committees shall keep minutes of all meetings, the results of each review and any appropriate action taken. A copy of the minutes shall be submitted to the Department no later than thirty (30) days after the close of the quarterly reporting period. At a minimum, these programs must meet all applicable federal and State requirements for utilization review. The Contractor and Department may further define these programs.

2. The Contractor shall implement a Utilization Review Plan, including peer review. The Contractor shall provide the Department with documentation of its utilization review process. The process shall include:

      a. Written program description - The Contractor shall have a written utilization management program description which includes, at a minimum, procedures to evaluate medical necessity criteria used and the process used to review and approve the provision of medical services.

      b. Scope - The program shall have mechanisms to detect under-utilization as well as over-utilization.

      c. Preauthorization and concurrent review requirements For organizations with preauthorization and concurrent review programs:

            i. review decisions shall be supervised by qualified medical professionals;

            ii efforts shall be made to obtain all necessary information, including pertinent clinical information, and consultation with the treating Physician licensed to practice medicine in all its branches as appropriate;

            iii. the reasons for decisions shall be clearly documented and available to the member;

            iv. there shall be written well-publicized and readily available appeals mechanisms for both Providers and patients;

            v. decisions and appeals shall be made in a timely manner as required by the circumstances of the situation;

            vi. there shall be mechanisms to evaluate the effects of the program using data on member satisfaction, provider satisfaction or other appropriate measures;

            vii. if the organization delegates responsibility for utilization management, it shall have mechanisms to ensure that these standards are met by the delegate.

3. The Contractor further agrees to review the utilization review procedures, at reasonable intervals, for the purpose of amending same, as necessary in order to improve said procedures. All amendments must be approved by the Department. The Contractor further agrees to supply the Department and/or its designee with the utilization information and data, and reports prescribed in its approved utilization review system or the status of such system. This information shall be furnished upon request by the Department.

4. The Contractor shall establish and maintain a peer review program approved by the Department to review the quality of care being offered by the Contractor, employees and subcontractors. This program shall provide, at a minimum, the following:

      a. A peer review committee comprised of Physicians licensed to practice medicine in all its branches, formed to organize and proceed with the required reviews for both the health professionals of the Contractor's staff and any contracted Providers which include:

            i.    A regular schedule for review;

            ii. A system to evaluate the process and methods by which care is given; and

            iii.  A medical record review process.

      b. The Contractor shall maintain records of the actions taken by the peer review committee with respect to providers and those records shall be available to the Department upon request.

      c. A system of internal medical review, including behavioral health services, medical evaluation studies, peer review, a system for evaluating the processes and outcomes of care, health education, systems for correcting deficiencies, and utilization review.

      d. At least two medical evaluation studies must be completed yearly that analyze pressing problems identified by the Contractor, the results of such studies and appropriate action taken. One of the studies may address an administrative problem noted by the Contractor and one may address a clinical problem or diagnostic category. One brief follow-up study shall take place for each medical evaluation study in order to assess the actual effect of any action taken.

5. The Contractor further agrees to review the peer review procedures, at reasonable intervals, for the purpose of amending same in order to improve said procedures. All amendments must be approved by the Department. The Contractor further agrees to supply the Department and/or its designee with the information and reports related to its peer review program upon request.

6. The Department may request that peer review be initiated on specific providers.

7.    The Department will conduct its own peer reviews at its discretion.

                                    EXHIBIT C

                           Summary of Required Reports

Report names and reporting frequencies are listed herein. These shall be due to the Department no later than thirty (30) days after the close of the reporting period unless otherwise stated. Reports include hard copy reports and/or any electronic medium as designated by the Department.

Report frequencies are defined as follows:

                 Annually-     The State fiscal year of July 1 - June 30.

                 Quarterly-    The last day of the fiscal quarter grouped as:
                               J/A/S (1st qtr), O/N/D (2nd qtr), J/F/M
                               (3rd qtr), and A/M/J (4th qtr).

                 Monthly-      The last day of a calendar month.

                               NAME OF REPORT                       FREQUENCY

QUALITY ASSURANCE/MEDICAL
QA/UR/PR Report                                                      Annually

Summary of Grievances and                                            Quarterly
Resolutions and External Independent
Reviews and Resolutions

Behavioral Health Report                                 Quarterly, 60 days
                                                         after end of quarter

MARKETING
Marketer Training Schedule and Agenda                    Quarterly, 2 weeks
                                                         prior to the
                                                         beginning of each
                                                         quarter, and as
                                                         revised

Marketing Representative Listing                         Monthly on the
                                                         first day of each
                                                         month for that month

     FRAUD/ABUSE
     Fraud and Abuse Report                              Immediately upon
                                                         identification or
                                                         knowledge of
                                                         suspected Fraud,
                                                         Abuse, or misconduct;
                                                         or quarterly
                                                         certification, due 30
                                                         days after the close
                                                         of the quarter, that
                                                         no Fraud, Abuse, or
                                                         misconduct was
                                                         identified during the
                                                         quarter

                                    EXHIBIT D

                         Summary of Required Submissions

Submissions and submission frequencies are listed herein. These shall be due to the Department no later than thirty (30) days after the close of the reporting period unless otherwise stated. Submissions include hard copy reports and/or any electronic medium as designated by the Department.

Submission frequencies are defined as follows:

                 Annually-        The State fiscal year of July 1 - June 30
                 Quarterly-       The last day of the fiscal year quarter
                                  grouped as:
                                  J/A/S (1st qtr), O/N/D (2nd qtr), J/F/M (3rd
                                  qtr), and A/M/J (4th qtr).
                 Monthly-         The last day of a calendar month.

                                 NAME OF SUBMISSION                                  FREQUENCY                   DPA PRIOR
                                 ------------------                                  ---------
                                                                                                                 APPROVAL
                                                                                                                 --------
          ADMINISTRATIVE
          --------------
          Disclosure Statements                                                   Initially,                         No
                                                                                  Annually, on
                                                                                  request and as
                                                                                  changes occur

          Encounter Data Report                                                   Monthly no                         No
                                                                                  later than 120
                                                                                  days after the
                                                                                  close of the
                                                                                  reporting
                                                                                  period

          BENEFICIARY MATERIALS
          ---------------------
          Certificate or Document of                                              Initially and                     Yes
          Coverage and Any Changes or                                             as revised
          Amendments

          Beneficiary Handbook                                                    Initially and                     Yes
                                                                                  as revised

          Identification Card                                                     Initially and                     Yes
                                                                                  as revised


     SUBCONTRACTS
     ------------
     Model Subcontractor                                                          Initially and                     No
     Agreements                                                                   as revised

     Linkage Agreements                                                           As executed                       No
                                                                                  and updated

     Copies of Actual Executed                                                    Upon Request                      No
     Subcontracts

     PROVIDER NETWORK
     ----------------
     New Site Provider                                                            As new                            Yes
     Affiliation File                                                             sites/PCPs are
     (electronic)*                                                                added

     Site/PCP Approvals (paper                                                    As new                            Yes
     format-A&B forms)*                                                           sites/PCPs are
                                                                                  added

     Provider Affiliation with                                                    Monthly on the                     No
     Site Report                                                                  first day of
                                                                                  each month for
                                                                                  that month

     Beneficiary Site                                                             As they occur                      No
     Assignment/Site Transfer

     Site Terminations                                                            As they occur                      No

     MARKETING MATERIALS
     -------------------
     Marketing Plans and Procedures                                               Initially and                      Yes
                                                                                  as revised

     Marketing Training Manuals                                                   Initially and                      Yes
                                                                                  as revised

     Marketing Materials and                                                      Initially and                      Yes
     Information                                                                  as revised

     Marketing Representative                                                     As they occur                      No
     Terminations


     QUALITY ASSURANCE/MEDICAL
     -------------------------
     Quality Assurance,                                                           Initially and                      Yes
     Utilization Review and Peer                                                  as revised
     Review Plan (includes health
     education plan)

     QA/UR/PR Committee Meeting                                                   Quarterly                          No
     Minutes

     Grievance Procedures                                                         Initially and as                   Yes
                                                                                  revised

     *The approval of Sites/PCPs will transition from paper to electronic format during the course of this Contract. Both versions of the submission are listed. The electronic format will not be required until such time as the Department provides one-hundred twenty (120) days advance notice.

                                    EXHIBIT E

                       Encounter Data Format Requirements

Illinois Medicaid UB92 Billing Specification
            (Approved by the Illinois UB92 Billing Committee)

HCFA National Standard Format for non-institutional claims

IDPA Direct Tape format for pharmacy claims